                      [LOGO] CITIZENS FIRST BANCORP, INC.

                                 April 21, 2003



Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Citizens First Bancorp, Inc. The meeting will be held at St. Clair County Community College, Citizens First M-Tec Center, 323 Erie Street, Port Huron, Michigan, on Thursday, May 22, 2003 at 10:00 a.m., local time.

     The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of Plante & Moran, LLP, the Company' s independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                             Sincerely,

                                             /s/ Marshall J. Campbell

                                             Marshall J. Campbell
                                             CHAIRMAN OF THE BOARD, PRESIDENT
                                             AND CHIEF EXECUTIVE OFFICER

                          CITIZENS FIRST BANCORP, INC.
                                525 WATER STREET
                           PORT HURON, MICHIGAN 48060
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

     On Thursday, May 22, 2003, Citizens First Bancorp, Inc. (the "Company") will hold its annual meeting of stockholders at St. Clair County Community College, Citizens First M-Tec Center, 323 Erie Street, Port Huron, Michigan. The meeting will begin at 10:00 a.m., local time. At the meeting, the stockholders will consider and act on the following:

     1.   The election of two directors to serve for terms of three years;
     2. The ratification of the appointment of Plante & Moran, LLP as independent auditors for the Company for the calendar year ending December 31, 2003;
     3. The approval of the following stock based management and board compensation plans:
               a.   Amended and Restated Management Restricted Stock Purchase
                    Plan;
               b.   Amended and Restated Executive Stock Ownership Plan;
               c. Citizens First Bancorp, Inc. Board of Directors Compensation Plan and
     4. The transaction of any other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business scheduled to come before the meeting.

     Only stockholders of record at the close of business on March 31, 2003 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Timothy D. Regan

                                       Timothy D. Regan
                                       SECRETARY
Port Huron, Michigan
April 21, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF -ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                          CITIZENS FIRST BANCORP, INC.

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

     This Proxy Statement ("Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Citizens First Bancorp, Inc. (the "Company") to be used at the 2003 annual meeting of stockholders of the Company (the "Annual Meeting"). The Company is the holding company for Citizens First Savings Bank (the "Bank"). The Annual Meeting will be held at St. Clair County Community College, Citizens First M-Tec Center, 323 Erie Street, Port Huron, Michigan on Thursday, May 22, 2003 at 10:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about April 21, 2003.

                           VOTING AND PROXY PROCEDURE

WHO CAN VOTE AT THE MEETING

     You are entitled to vote your Company Common Stock at the Annual Meeting if the records of the Company show that you held your shares as of the close of business on March 31, 2003 (the "Record Date"). If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker on how to vote your shares of Common Stock at the Annual Meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee on how to vote your shares at the Annual Meeting.

     As of the close of business on the Record Date, a total of 8,553,902 shares of Company Common Stock were issued and outstanding. Each share of Common Stock is entitled to one vote on all matters submitted to the stockholders for a vote. As provided in the Company's Certificate of Incorporation, a record owner of the Company's Common Stock, which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, is not entitled or permitted to any vote with respect to the shares held in excess of the 10% limit.

ATTENDING THE MEETING

     If you are a stockholder as of the close of business on the Record Date, you may attend the Annual Meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company Common Stock held in street name in person at the Annual Meeting, you will need to obtain a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

     A majority of the outstanding shares of Common Stock entitled to vote is required to be represented at the Annual Meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of both nominees, withhold your vote for both nominees or withhold your vote as to either of the nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

     In voting on the ratification of the appointment of Plante & Moran, PLLC as independent auditors, you may vote for the proposal, against the proposal or abstain from voting. The ratification of Plante & Moran, PLLC will be decided by the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

     In voting on the three proposals to approve stock-based management and board compensation plans, you may vote for any of the three proposals, against any of the three proposals or abstain from voting on any of the three proposals. Whether any particular proposal is approved will be decided by the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on any of those three proposals.

VOTING BY PROXY

     The Company's Board of Directors is sending you this Proxy Statement and the enclosed proxy card to request that you allow your shares of Company Common Stock to be represented at the Annual Meeting by the proxy committee designated in the enclosed proxy card. All shares of Company Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR, "FOR" RATIFICATION OF PLANTE & Moran, PLLC as independent auditors, "FOR" approval of the Amended and Restated Management Restricted Stock Purchase Plan, "FOR" approval of the Amended and Restated Executive Stock Ownership Plan Agreement, and "FOR" approval of Citizens First Group Directors' Deferred Fee Plan.

     If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy committee designated in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the Annual Meeting in order to solicit additional proxies. If the Annual Meeting is postponed or adjourned, your Company Common Stock may be voted by the proxy committee designated in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

     You may revoke your proxy at any time before a vote is taken at the Annual Meeting. To revoke your proxy, you must either advise the Secretary of the Company in writing before your Common Stock has been voted at the Annual Meeting, deliver a later dated proxy or attend the Annual Meeting and vote your shares in person by ballot. Attendance at the Annual Meeting will not in itself constitute revocation of your proxy.

     If your Company Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and which accompanies this Proxy Statement.

PARTICIPANTS IN CITIZENS FIRST SAVINGS BANK ESOP AND 401(K) PLAN

     If you participate in the Citizens First Savings Bank Employee Stock Ownership Plan (the "ESOP") or if you hold shares of Company Common Stock through the Citizens First Savings Bank 401(k) Plan (the "401(k) Plan"), you will receive with this Proxy Statement a vote authorization form for each plan that will reflect all shares you may direct the trustees to vote on your behalf under these plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company Common Stock allocated to that participant's account. Unallocated shares of Common Stock held by the ESOP and the allocated shares for which no timely instructions are received will be voted by the ESOP trustee in accordance with the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Company Common Stock credited to your account in the 401(k) Plan. The 401(k) trustee will not vote the shares of Company Common Stock for which it does not receive timely instructions from participants.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

     As of the Record Date, the following persons were known to the Company to be beneficial owners of more than 5% of the Company's outstanding Common Stock:

       Person                                                     Shares           Percent
       ------                                                     ------           -------
       Private Capital Management (1)                             845,854           9.89
       Bruce S. Sherman
       Gregg J. Powers
       8889 Pelican Bay Blvd.
       Naples, Florida 34108

       Citizens First Foundation, Inc., formerly known as         840,336           9.82
       Citizens First Savings Charitable
           Foundation, Inc. (2)
       525 Water Street
       Port Huron, Michigan 48060

       Wellington Management Company, LLP (3)                     768,300           8.98
       Wellington Trust Company, NA
       75 State Street
       Boston, Massachusetts 02109

       Citizens First Savings Bank Employee                       762,140           8.91
           Stock Ownership Plan (4)
       525 Water Street
       Port Huron, Michigan 48060

       Thomson Horstmann & Bryant, Inc.(5)                        596,800           6.98
       Park 80 West, Plaza Two
       Saddle Brook, New Jersey 07663

(1) Based on Schedule 13G as filed by such holder with the Securities and Exchange Commission as of February 14, 2003. Bruce S. Sherman is CEO of Private Capital Management and Gregg J. Powers is President. Private Capital Management, Bruce S. Sherman and Gregg J. Powers report beneficial ownership as a group.

(2) Based on Schedule 13D as filed by such holder with the Securities and Exchange Commission as of January 10, 2003. On January 23, 2003, Citizens First Savings Charitable Foundation, Inc. changed its name to Citizens First Foundation, Inc.

(3) Based on Schedule 13G as filed by such holder with the Securities and Exchange Commission as of February 14, 2003. Holder discloses shared voting power over 317,600 shares of Common Stock and shared dispositive power over 768,300 shares of Common Stock. Pursuant to the Schedule 13G, Wellington Trust Company, NA, the owner of the Common Stock, is a wholly-owned subsidiary of Wellington Management Company, LLP.

(4) Based on Schedule 13G as filed by such holder with the Securities and Exchange Commission as of February 14, 2003. Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP trustee may vote unallocated shares and allocated shares for which no timely voting instructions are received in accordance with its fiduciary duties. As of the Record Date, 101,618 shares had been allocated to participants' accounts and 660,522 shares remain unallocated under the ESOP.

(5) Based on Schedule 13G as filed by such holder with the Securities and Exchange Commission as of January 8, 2003. Holder discloses sole voting power over 286,300 shares of Common Stock and sole dispositive power over 596,800 shares of Common Stock.

     The following information is furnished with respect to each nominee for election as a director, with respect to each Director whose term of office as a director will continue after the Annual Meeting, and with respect to each executive officer of the Company named in the "Summary Compensation Table" below ("Named Executive Officers"):

                                                                       PERCENTAGE OF
                                                 SHARES OF          OUTSTANDING SHARES
                                                COMMON STOCK         OF THE COMPANY'S
                                               OF THE COMPANY          COMMON STOCK
                                             BENEFICIALLY OWNED        BENEFICIALLY
                                                   AS OF                OWNED AS OF
             NAME (1)                        THE RECORD DATE(2)       THE RECORD DATE
             --------                        ------------------       ---------------

                         DIRECTORS AND NOMINEES FOR ELECTION AS DIRECTORS

      Marshall J. Campbell              (3)         78,720                    *
      Ronald W. Cooley                  (4)         36,634                    *
      Walid Demashkieh                  (5)          7,462                    *
      Christopher A. Kellerman          (6)         18,800                    *
      Timothy D. Regan                  (7)         24,590                    *

      OTHER EXECUTIVE OFFICERS

      J. Stephen Armstrong              (8)         15,554                    *
      Randy J. Cutler                   (9)         19,208                    *
      All directors and executive
      officers as a group (10 persons)             228,906                 2.67

-------------
*  Less than 1%.

(1) All addresses are care of Citizens First Bancorp, Inc., 525 Water Street, Port Huron, Michigan 48060.

(2) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Individuals holding shares of Common Stock that are listed in the table below as held in their names in the ESOP have voting power over the shares allocated to their accounts, but do not currently have investment power over those shares. All Common Stock share numbers have been rounded to the nearest whole share number.

(3) Includes (a) 68,998 shares of Common Stock owned directly by Mr. Campbell (including 18,900 shares of restricted Common Stock awarded to Mr. Campbell under the Company's 2001 Stock-Based Incentive Plan (the "SBIP") as to which Mr. Campbell currently has voting but not investment power), (b) 8,269 shares of Common Stock held in Mr. Campbell's name in a third party 401(k) plan, (c) 1,286 shares of Common Stock held in Mr. Campbell's name by the 401(k) Plan and (d) an additional 167 shares of Common Stock held in Mr. Campbell's name by the 401(k) Plan, which will not vest within 60 days after the Record Date, but which shares Mr. Campbell is entitled to vote. Does not include (a) 7,144 shares of Common Stock issued pursuant to Mr. Campbell's Executive Stock Ownership Plan Agreement with the Company ("ExSOP"), which shares will not become vested until January 2007, absent Mr. Campbell's death, a Change in Control of the Company or Mr. Campbell's disability, (b) 7,213 restricted stock units issued pursuant to the Company's Amended and Restated Management Restricted Stock Purchase Plan (the "Management Plan"), as to which Mr. Campbell generally will not be entitled to receive Common Stock until his employment terminates, a Change in Control of the Company or Mr. Campbell's death or (c) 31,998 share units issued pursuant to the Citizens First Group Directors' Deferred Fee Plan (the "Directors' Plan"), as to which Mr. Campbell is currently generally not entitled to receive Common Stock until age 70 and 10 years of service on the Company's Board of Directors (although the Directors' Plan permits Directors to make certain changes in the timing of settlement as described therein). Additional information about the Management Plan, the ExSOP and the Directors' Plan can be found in this Proxy Statement in "Proposals 3, 4 and 5" below, respectively. Additional information about the SBIP can be found in the "Summary Compensation Table" below.

(4)  Includes (a) 33,334 shares of Common Stock held directly by Mr. Cooley and
     (b) 3,300 shares of Common Stock issuable pursuant to options granted in connection with the SBIP that are exercisable within 60 days after the Record Date. Does not include 2,814 share units issued pursuant to the Directors' Plan, as to which Mr. Cooley is currently generally not entitled to receive Common Stock until age 70 and 10 years of service on the Company's Board of Directors (although the Directors' Plan permits Directors to make certain changes in the timing of settlement as described therein). Additional information about the Directors' Plan can be found in this Proxy Statement in "Proposal 5" below. Additional information about the SBIP can be found in the "Summary Compensation Table" below.

(5) Includes (a) 1,400 shares of Common Stock held in Dr. Demashkieh's Individual Retirement Account, (b) 2,762 shares of Common Stock held in Dr. Demashkieh's name in the Huron Surgical Clinic, P.C. Profit Sharing Plan and (c) 3,300 shares of Common Stock issuable pursuant to options granted in connection with the SBIP that are exercisable within 60 days after the Record Date. Does not include (a) 700 shares of Common Stock held by Dr. Demashkieh's spouse in her Individual Retirement Account, as to which shares Dr. Demashkieh disclaims beneficial ownership, (b) 1,000 shares of Common Stock held in trust by Dr. Demashkieh's spouse and her parents, as to which shares Dr. Demashkieh disclaims beneficial ownership, (c) 1,500 shares of Common Stock held in trust by Dr. Demashkieh's spouse, as to which shares Dr. Demashkieh disclaims beneficial ownership and (d) 1,028 share units issued pursuant to the

     Directors' Plan, as to which Dr. Demashkieh will generally not be entitled to receive Common Stock until he retires from the Board of Directors (although the Directors' Plan permits Directors to make certain changes in the timing of settlement as described therein). Additional information about the Directors' Plan can be found in this Proxy Statement in "Proposal 5" below. Additional information about the SBIP can be found in the "Summary Compensation Table" below.

(6) Includes (a) 2,575 shares of Common Stock held in Mr. Kellerman's Individual Retirement Account, (b) 12,925 shares of Common Stock held in Mr. Kellerman's name in the Star Oil Company Profit Sharing Plan and (c) 3,300 shares of Common Stock issuable pursuant to options granted in connection with the SBIP that are exercisable within 60 days after the Record Date. Does not include 13,878 share units issued pursuant to the Directors' Plan as to which Mr. Kellerman will generally not be entitled to receive Common Stock until age 70 and 10 years of service on the Company's Board of Directors (although the Directors' Plan permits Directors to make certain changes in the timing of settlement as described therein). Additional information about the Directors' Plan can be found in this Proxy Statement in "Proposal 5" below. Additional information about the SBIP can be found in the "Summary Compensation Table" below.

(7) Includes (a) 18,111 shares of Common Stock owned directly by Mr. Regan (including 7,000 shares of restricted Common Stock awarded to Mr. Regan under the SBIP, as to which he currently has voting but not investment power), (b) 4,272 shares of Common Stock held in Mr. Regan's name in the 401(k) Plan and (c) 2,207 shares of Common Stock held in Mr. Regan's name in the ESOP. Does not include (a) 5,000 shares of Common Stock beneficially owned by Mr. Regan's spouse, as to which shares Mr. Regan disclaims beneficial ownership, (b) 983 restricted stock units issued pursuant to the Management Plan as to which Mr. Regan will generally not be entitled to receive Common Stock until his employment terminates, a Change in Control of the Company or Mr. Regan's death and (c) 20,000 shares of Common Stock issuable pursuant to options granted in connection with the SBIP that are not exercisable within 60 days after the Record Date. Additional information about the Management Plan can be found in this Proxy Statement in "Proposal 3" below. Additional information about the SBIP can be found in the "Summary Compensation Table" below.

(8) Includes (a) 6,353 shares of restricted Common Stock owned directly by Mr. Armstrong (which were awarded to him under the SBIP as to which he currently has voting but not investment power), (b) 2,095 shares of Common Stock held in Mr. Armstrong's name in the 401(k) Plan, (c) 2,106 shares of Common Stock held in Mr. Armstrong's name in the ESOP and (d) 5,000 shares of Common Stock held in Mr. Armstrong's Individual Retirement Account. Does not include (a) 390 shares of Common Stock held in Mr. Armstrong's spouse's Individual Retirement Account, as to which shares Mr. Armstrong disclaims beneficial ownership and (b) 20,000 shares of Common Stock issuable pursuant to options granted in connection with the SBIP that are not exercisable within 60 days after the Record Date. Additional information about the SBIP can be found in the "Summary Compensation Table" below.

(9) Includes (a) 11,557 shares of Common Stock directly owned by Mr. Cutler (including 6,517 shares of restricted Common Stock awarded to him under the SBIP as to which he currently has voting but not investment power), (b) 5,450 shares of Common Stock held in Mr. Cutler's name in the 401(k) Plan and (c) 2,201 shares of Common Stock held in Mr. Cutler's name in the ESOP. Does not include (a) 1,611 restricted stock units issued pursuant to the Management Plan, as to which Mr. Cutler will generally not be entitled to receive Common Stock until his employment terminates, a Change in Control of the Company or Mr. Cutler's death and (b) 20,000 shares of Common Stock issuable pursuant to options granted in connection with the SBIP that are not exercisable within 60 days after the Record Date. Additional information about the Management Plan can be found in this Proxy Statement in "Proposal 3" below. Additional information about the SBIP can be found in the "Summary Compensation Table" below.

                        PROPOSAL 1 -ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of five members. The Board is divided into three classes. The classes have staggered three-year terms. The nominees for election this year are Marshall J. Campbell and Christopher A. Kellerman.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the proxy committee designated in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

RECOMMENDATION OF BOARD OF DIRECTORS

     The Board of Directors recommends a vote "FOR" the election of both of the nominees, and your proxy will be so voted unless you specify otherwise.

     Information regarding the nominees and the Directors continuing in office is provided below. In addition, information regarding each of the Company's Named Executive Officers is provided. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each nominee's biography is as of December 31, 2002.

NOMINEES FOR ELECTION OF DIRECTORS

     MARSHALL J. CAMPBELL, 52, has been the Company's Chairman of the Board of Directors since 2000. Mr. Campbell was appointed President and Chief Executive Officer of the Company in August 2001. In August 2001, Mr. Campbell was also appointed Chairman of the Board, President and Chief Executive Officer of the Bank. Mr. Campbell has been a Director of the Bank since 1997. Prior to August 2001, Mr. Campbell served as President and Chief Executive Officer of Marshall
E. Campbell Company, Inc., a Port Huron, Michigan-based company. He remains Chairman of the Board of Directors of that company. Mr. Campbell served as a director of the Commercial & Savings Bank of St. Clair County for nine years and as a director of its holding company, Seaway Financial Corporation, for three years prior to their sale in 1997. Mr. Campbell also served as a trustee of Blue Water Health Systems, Inc., the parent corporation of Port Huron Hospital, on whose board he served from 1989 until 1999. Mr. Campbell was Chairman of the Board of Port Huron Hospital for four of those years. Mr. Campbell has also previously served as a trustee to the Port Huron School District and served as President of the Board of Education. Mr. Campbell is a Trustee of The Community Foundation of St. Clair County, Vice President of the Economic Development Alliance (EDA) of St. Clair County and Treasurer of the St. Clair County Community College Foundation.

     CHRISTOPHER A. KELLERMAN, 60, has been a Director of the Company since 2000. Mr. Kellerman has been a director of the Bank since 1997. Mr. Kellerman is the President and principal owner of Star Holdings, Inc., a

Port Huron based commercial/industrial real estate developer/landlord. Star Holdings, Inc. previously operated as The Star Oil Company, Inc., a petroleum distribution company. He has been both the Manager and the member of Kellerman Development, L.L.C., a land development firm, JAC Demolition, L.L.C., a demolition firm, Star Ventures, L.L.C., a holding company and Star Data Systems, L.L.C., a computer software company, all located in the Port Huron, Michigan area. Mr. Kellerman has served as a board member for various organizations including Michigan National Bank - Port Huron, Port Huron Hospital, Port Huron/Marysville Chamber of Commerce and The Community Foundation of St. Clair County as advisory trustee. He currently serves as a director and officer of the Economic Development Alliance (EDA) of St. Clair County.

DIRECTORS CONTINUING IN OFFICE

     The following Directors have terms ending at the Company's annual meeting in 2004:

     WALID DEMASHKIEH, 54, has been a Director of the Company since 2002. Dr. Demashkieh is a shareholder, director and the President of and a board certified general surgeon with the Huron Surgical Clinic, P.C. located in Port Huron, Michigan. Dr. Demashkieh served as a member of the Board of Trustees of the Port Huron Hospital from 1992 to 2002 and its Chairman from 1999 to 2002. Dr. Demashkieh was Chief of Surgery of Mercy Hospital from 1997 to 1998 and Chief of Staff at Port Huron Hospital from 1989 to 1990.

     TIMOTHY D. REGAN, 41, has been a Director of the Company since 2001. Mr. Regan has also been employed by the Company as its Secretary and Chief Financial Officer since 2000. Mr. Regan has been employed by the Bank since 1983. He has served as Senior Vice President and Secretary of the Bank since 1988 and was appointed its Chief Financial Officer in the fiscal year ended March 31, 2002. Mr. Regan is the brother-in-law of Randy J. Cutler, who is Senior Vice President, Retail Banking, of the Bank.

     The following Director's term ends at the Company's annual meeting in 2005:

     RONALD W. COOLEY, 56, has been a Director of the Company since 2001. Mr. Cooley is the principal owner of Cooley Enterprises, a real estate development firm. He is also a real estate broker with O'Connor Realty, a real estate brokerage firm, and a developer with Crystal Village of Marysville, another real estate development firm. All of these businesses operate in the Port Huron, Michigan area. Mr. Cooley has served as a Board member and president of the Marysville Chamber of Commerce and Council member for the City of Marysville and was a member of the Board of Directors of the Commercial & Savings Bank of St. Clair County, a commercial bank located in St. Clair, Michigan, until its sale in 1997. He is currently an advisory trustee for The Community Foundation of St. Clair County.

OTHER NAMED EXECUTIVE OFFICERS

     In addition to Mr. Campbell and Mr. Regan, whose summaries are set forth above, below is information regarding the other Named Executive Officers of the
Company:

     J. STEPHEN ARMSTRONG, 51, has served as the Bank's Senior Vice President, Commercial Banking since 1999 and has been employed by the Bank since 1995. Mr. Armstrong is also responsible for the administration of commercial banking, consumer lending, cash management, private banking and public funds services. Mr. Armstrong is Vice Chairman of the St. Clair County Community Mental Health Authority and a Board Member of the Blue Water YMCA.

     RANDY J. CUTLER, 46, has served as the Bank's Senior Vice President, Retail Banking and Branch Operations since 1985 and has been employed by the Bank since 1977. Mr. Cutler is also responsible for the administration of financial services, mortgages and marketing. Mr. Cutler is Vice Chairman of the Sanilac County EAA, a Board Member of the American Red Cross and a Committee member of the Consumer/Mortgage Michigan Banker's Association. Mr. Cutler is Mr. Regan's brother-in-law.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Company conducts business through meetings of its Board of Directors and through meetings of committees of its Board of Directors. The Board of Directors of the Company generally meets monthly and may have additional meetings or take action by written consent from time to time as needed. During the nine-month transition period ended December 31, 2002, the Board of Directors of the Company held 11 meetings. All of the Directors of the Company attended at least 75% of the total number of the Company's Board meetings held during that transition period, except Mr. Moeller. All of the members of the Board's various committees attended at least 75% of the Committee meetings on which such Directors served during the nine-month transition period ended December 31, 2002, except Mr. Moeller. Mr. Moeller, who was on a temporary leave of absence at the beginning of the transition period due to illness, died in October 2002.

     The following are some of the committees maintained by the Board of Directors of the Company:

AUDIT COMMITTEE. The Audit Committee, consisting of Dr. Demashkieh and Messrs. Cooley and Kellerman, oversees the Company's accounting and financial reporting processes and audits of the Company's financial statements. The role of the Company's Audit Committee includes maintaining a strong, positive working relationship with management, internal and external auditors, counsel and other Audit Committee advisors; serving as a critical check and balance on reporting systems; and providing a forum separate from management in which auditors and other interested parties can candidly discuss concerns. The Company's Audit Committee met seven times during the nine month transition period ended December 31, 2002.

COMPENSATION COMMITTEE. The Compensation Committee, consisting of Dr. Demashkieh and Messrs. Cooley and Kellerman, makes recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits for the Company's officers and is responsible for administering various compensation plans and arrangements in which various officers, directors and employees of the Company participate, including the ExSOP, the Management Plan, the Directors' Plan and the SBIP. The Compensation Committee met four times during the nine month transition period ended December 31, 2002.

NOMINATING COMMITTEE. The Company's Nominating Committee for the Annual Meeting consisted of Dr. Demashkieh and Messrs. Cooley and Kellerman. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Nominating Committee will accept and consider stockholder nominations that are made pursuant to timely written notice to the Secretary of the Company. All recommendations must include all information necessary for the Nominating Committee to review fully the qualifications and credentials of the candidate. The Nominating Committee met once with regard to the Annual Meeting, on February 27, 2003.

DIRECTORS' COMPENSATION

FEES. Non-employee Directors of the Company receive an annual retainer of $6,500 for membership on the Board of Directors of the Company. In addition, prior to the effective date of the Directors' Plan, non-employee Directors of the Company each received $400 for each Board meeting attended and $300 for each committee meeting attended. (Prior to May 9, 2002, non-employee Directors of the Company who served as chairperson at a committee meeting received $400 per committee meeting attended, rather than $300.) From and after the effective date of the Directors' Plan, fees of $400 per Board meeting attended and $300 per Committee meeting attended will be earned for each calendar quarter for meetings of the Board and committees attended during that quarter as long as the Director remains a Director at the end of the quarter. Directors who are also employees of the Company do not currently receive additional compensation for their service as Directors.

DEFERRED FEE ARRANGEMENTS. On April 21, 2003, the Company's Board of Directors adopted The Citizens First Group Directors' Deferred Fee Plan. The Directors' Plan amended and restated certain prior Deferred Fee Agreements described in more detail below under the heading "Proposal 5 - Citizens First Group Directors' Deferred Fee Plan." The purpose of the Directors' Plan is to further align the interests of the Directors with the interests of the stockholders of the Company, and to contribute to the growth and profits of the Company. In doing so, the Company also will be better able to attract and retain highly qualified Directors. The stockholders of the Company are being asked for proxies to approve the Directors' Plan. Accordingly, for additional information about the Directors' Plan, see Proposal 5 - Citizens First Group Directors' Deferred Fee Plan below.

     Under the Directors' Plan, non-employee Directors of the Company and/or the Bank can acquire shares of Company Common Stock through deferral of fees, as described in more detail below. A Director who elects to participate in the Directors' Plan specifies in advance the amount of fees to be deferred and whether Company Common Stock ultimately distributed to the Director will be distributed in a "lump sum" or in "installments" and has certain options as to the timing of these distributions, including distribution upon termination of service, at the Director's normal retirement date or at a date between these two dates as specified by the Director. All of the non-employee Directors of the Company and all of the non-employee Directors of the Bank have currently elected to defer all of their fees.

     Under the Directors' Plan, each Director is generally credited with Share Units or SUs for each calendar quarter equal to the Director's deferred fees for that quarter, divided by the closing price of the Company's Common Stock on the last trading day of the quarter. Each Director also receives dividend equivalents (and cash dividends once he or she has triggered a settlement/payout under the Directors' Plan).

     Under the Directors' Plan, generally each SU becomes distributable in one "lump sum" or in "installments" as elected by the Director following the Director's ceasing to be a member of the Company's Board of Directors for any reason whatsoever, the Director's normal retirement date or a date between the two dates, as elected by the Director. Generally, a Director receives one share of Company Common Stock for every distributable SU credited to the Director. Until stockholder approval is obtained, the Directors' Plan limits the number of shares of Company Common Stock that can be distributed to Directors and provides for settlement of SUs in cash when that limit applies. In the event of a Change of Control or severe financial hardship of a Director, the Committee may decide that all or a portion of the SUs may be immediately distributed to the Director. After the death of a Director, the Director's beneficiaries will receive the distributions to which the Director would have otherwise been entitled.

     The Company prepares for its obligations under the Directors' Plan by having a Rabbi Trust hold Common Stock of the Company that is expected to be needed to fulfill the Company's obligations to Directors under the Directors' Plan (although the assets of that Trust are subject to the claims of the Company's general creditors).

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following information is furnished for each of the individuals who served as the President and Chief Executive Officer of the Company for the twelve months ended December 31, 2002 and for the other Named Executive Officers who, it is expected, will receive a salary and bonus of $100,000 or more with regard to the twelve months ended December 31, 2002. The compensation table excludes or shows as zero other compensation in the form of perquisites and other benefits that constitute the lesser of $50,000 or 10% of the total salary and bonus earned by each of the Named Executive Officers with regard to the twelve months ended December 31, 2002, the twelve months ended March 31, 2002 and the twelve months ended March 31, 2001.

                                                       ANNUAL COMPENSATION              LONG TERM COMPENSATION
                                                  ------------------------------   ---------------------------------
                                                                                            AWARDS           PAYOUTS
                                                                                   -----------------------   -------
                                                                        OTHER
                                                                        ANNUAL     RESTRICTED     SHARES      LTIP     ALL OTHER
      NAME AND                                                          COMPEN-      STOCK      UNDERLYING   PAYOUTS    COMPEN-
 PRINCIPAL POSITION                    YEAR      SALARY($)  BONUS($)   SATION($)   AWARDS($)    OPTIONS(#)     ($)      SATION($)
 ------------------                    ----      ---------  --------   ---------   ---------    ----------   -------   ----------
                                                            (e)
                                                            ---
Marshall J. Campbell...............  2002 (a)    250,109     30,000    --0--       424,305 (i)     --0--      --0--   246,020 (m)
  Chairman, President and Chief      2002 (b)     89,808(d)   --0--    --0--         --0--         --0--      --0--   239,554 (n)
   Executive Officer                 2001 (c)      --0--      --0--    --0--         --0--         --0--      --0--    76,350 (o)

J. Stephen Armstrong...............  2002 (a)     92,993     31,050    --0--       127,378 (j)     --0--      --0--    25,570 (p)
  Senior Vice President, Commercial  2002 (b)     75,000      --0--    8,895 (f)     --0--         --0--      --0--    19,178 (q)
   Banking                           2001 (c)     71,800     30,625    --0--         --0--         --0--      --0--     5,346 (r)

Timothy D. Regan...................  2002 (a)     95,285     18,242    --0--       140,350 (k)     --0--      --0--    47,659 (s)
  Senior Vice President, Chief       2002 (b)     81,000      --0--    --0--         --0--         --0--      --0--    20,468 (t)
   Financial Officer                 2001 (c)     81,915     40,000    --0--         --0--         --0--      --0--     5,764 (u)

Randy J. Cutler....................  2002 (a)     92,509      8,190   10,601 (g)   130,666 (l)     --0--      --0--    58,865 (v)
  Senior Vice President, Retail      2002 (b)     87,300      --0--    9,861 (h)     --0--         --0--      --0--    20,461 (w)
   Banking                           2001 (c)     92,830     35,000    --0--         --0--         --0--      --0--     6,039 (x)

-----------

(a) In 2002, the Company changed its fiscal year end from March 31 to December
31. In accordance with guidance from the Securities and Exchange Commission, the Company is presenting information in this row for the 12 month period ended December 31, 2002.

(b) Displays the information for the 12 month period ended March 31, 2002.

(c) Displays the information for the 12 month period ended March 31, 2001.

(d) Consists of salary that Mr. Campbell received from October 2001 through March 2002 for service as President and Chief Executive Officer.

(e) In addition to the amounts set forth in the table for the 12 months ended December 31, 2002, the Company expects that each of the Named Executive Officers will receive an additional incentive bonus with regard to the 12 months ended December 31, 2002. The amounts of these bonuses have not yet been determined. Each of Messrs. Campbell, Regan and Cutler has elected to defer a portion of such incentive bonus under the Management Plan. For a description of the Management Plan, see "Proposal 3" below.

(f) Consists of a car allowance of $6,500 and a country club allowance of $2,395.

(g) Consists of a car allowance of $5,851 and a country club allowance of $4,750.

(h) Consists of a car allowance of $6,500 and a country club allowance of $3,361.

(i) At December 31, 2002, Mr. Campbell owned a total of 18,900 shares of restricted Common Stock of the Company awarded to him under the SBIP, which were worth $398,015 at that date. The shares were a special award relating to the Bank's conversion from the mutual to stock form of ownership. The award agreement relating to the grant of these shares generally provides for vesting after five years of continuous employment with the Company or its affiliated entities (with accelerated vesting under certain circumstances as described in the agreement). Dividends are paid with respect to the shares of restricted stock owned by Mr. Campbell.

(j) At December 31, 2002, Mr. Armstrong owned a total of 6,353 shares of restricted Common Stock of the Company awarded to him under the SBIP, which were worth $133,788 at that date. The shares were a special award relating to the Bank's conversion from the mutual to stock form of ownership. The award agreement relating to the grant of these shares generally provides for vesting after five years of continuous employment with the Company or its affiliated entities (with accelerated vesting under certain circumstances as described in the agreement). Dividends are paid with respect to the shares of restricted stock owned by Mr. Armstrong.

(k) At December 31, 2002, Mr. Regan owned a total of 7,000 shares of restricted Common Stock of the Company awarded to him under the SBIP, which were worth $147,413 at that date. The shares were a special award relating to the Bank's conversion from the mutual to stock form of ownership. The award agreement relating to the grant of these shares generally provides for vesting after five years of continuous employment with the Company or its affiliated entities (with accelerated vesting under certain circumstances as described in the agreement). Dividends are paid with respect to the shares of restricted stock owned by Mr. Regan.

(l) At December 31, 2002, Mr. Cutler owned a total of 6,517 shares of restricted Common Stock of the Company awarded to him under the SBIP, which were worth $137,242 at that date. The shares were a special award relating to the Bank's conversion from the mutual to stock form of ownership. The award agreement relating to the grant of these shares generally provides for vesting after five years of continuous employment with the Company or its affiliated entities (with accelerated vesting under certain circumstances as described in the agreement). Dividends are paid with respect to the shares of restricted stock owned by Mr. Cutler.

(m) Consists of (i) employer contributions to the 401(k) Plan of $1,538, (ii) ExSOP allocations worth $94,807 and (iii) a bonus under the Management Plan deferred into restricted stock units (with a corporate matching award of 1 unit for every four full deferred restricted stock units) for a total of 7,213.24 restricted stock units under the Management Plan worth $149,675 at the date of award of the restricted stock units. As indicated in footnote (e) above, the Company expects that Mr. Campbell will receive an additional incentive bonus with regard to the 12 months ended December 31, 2002, the amount of which has not yet been determined. Mr. Campbell has elected to defer 70% of this bonus to the extent that it relates to the six months ended December 31, 2002 and was earned after the date of the election into additional restricted stock units (with a corporate matching award of 1 unit for every four full restricted stock units) under the Management Plan. For additional information about the Management Plan and the ExSOP, see "Proposals 3 and 4" below respectively.

(n) Consists of (i) $161,800 paid to Mr. Campbell for acting as a consultant/independent contractor to the Company and the Bank when he assumed the responsibilities of the President and the Chief Executive Officer of the Company while the Company's then current President and Chief Executive Officer was on leave of absence due to illness, (ii) employer contributions to the 401(k) Plan of $1,796, (iii) ExSOP allocations worth $74,058 and (iv) director's fees of $1,900. Rather than receiving payment for his services as a consultant/independent contractor or his director's fees in cash, Mr. Campbell elected to defer these amounts into phantom stock units under his deferred fee arrangements with the Company and the Bank. These phantom stock units will ultimately be settled on a one-for-one basis in Company Common Stock under the Directors' Plan. For additional information about the ExSOP and the Directors' Plan, see "Proposals 4 and 5" below, respectively.

(o) Consists of (i) $57,850 paid to Mr. Campbell for acting as a consultant/independent contractor to the Company and the Bank when he assumed the responsibilities of the President and the Chief Executive Officer of the Company while the Company's then current President and Chief Executive Officer was on leave of absence due to illness and (ii) director's fees of $18,500. Rather than receiving payment for his services as a consultant/independent contractor or his director's fees in cash, Mr. Campbell elected to defer these amounts into phantom stock units under his deferred fee arrangements with the Company and the Bank. These phantom stock units will ultimately be settled on a one-for-one basis in Company Common Stock under the Directors' Plan. For additional information about the Directors' Plan, see "Proposal 5" below.

(p) Consists of employer contributions to the 401(k) Plan of $1,893 and ESOP allocations worth $23,677.

(q) Consists of employer contributions to the 401(k) Plan of $1,690 and ESOP allocations worth $17,488.

(r) Consists of employer contributions to the 401(k) Plan of $1,490 and ESOP allocations worth $3,856.

(s) Consists of (i) employer contributions to the 401(k) Plan of $2,019, (ii) ESOP allocations worth $24,260 and (iii) a bonus under the Management Plan deferred into restricted stock units (with a corporate match of 1 unit for every four full restricted stock units) for a total of 982.98 restricted stock units under the Management Plan worth $21,380 at the date of award of the restricted stock units. As indicated in footnote (e) above, the Company expects that Mr. Regan will receive an additional incentive bonus with regard to the 12 months ended December 31, 2002, the amount of which has not yet been determined. Mr. Regan has elected to defer 50% of this bonus (up to $15,000) to the extent that it relates to the six months ended December 31, 2002 and was earned after the date of the election into additional restricted stock units (with a corporate matching award of 1 unit for every four full restricted stock units) under the Management Plan. For additional information about the Management Plan, see "Proposal 3" below.

(t) Consists of employer contributions to the 401(k) Plan of $1,979 and ESOP allocations worth $18,489.

(u) Consists of employer contributions to the 401(k) Plan of $1,623 and ESOP allocations worth $4,141.

(v) Consists of (i) employer contributions to the 401(k) Plan of $1,882, (ii) ESOP allocations worth $23,553 and (iii) a bonus under the Management Plan deferred into restricted stock units (with a corporate match of 1 unit for every four full restricted stock units) for a total of 1,611.08 restricted stock units under the Management Plan worth $33,430 at the date of award of the restricted stock units. As indicated in footnote (e) above, the Company expects that Mr. Cutler will receive an additional incentive bonus with regard to the 12 months ended

December 31, 2002, the amount of which has not yet been determined. Mr. Cutler has elected to defer 50% of this bonus to the extent that it relates to the six months ended December 31, 2002 and was earned after the date of the election into additional restricted stock units (with a corporate matching award of 1 unit for every four full restricted stock units) under the Management Plan. For additional information about the Management Plan, see "Proposal 3" below.

(w) Consists of employer contributions to the 401(k) Plan of $1,815 and ESOP allocations worth $18,646.

(x) Consists of employer contributions to the 401(k) Plan of $1,786 and ESOP allocations worth $4,253.

INTERIM CONSULTING AND EMPLOYMENT ARRANGEMENTS AND EMPLOYMENT AGREEMENT

     For the period from November 2000 through September 2001, Mr. Campbell acted as a consultant/independent contractor to the Company and the Bank when he assumed the responsibilities of the President and Chief Executive Officer of the Company and the Bank while the Company's then current President and Chief Executive Officer was on leave of absence due to illness. The Compensation Committee of the Company passed a resolution compensating Mr. Campbell for his service as such at an annual rate of $267,000. Rather than receiving payments for this service as an independent contractor in cash, Mr. Campbell elected to defer the amounts that he received for that service into phantom stock units under his deferred fee arrangements with the Company and the Bank. These phantom stock units will ultimately be settled on a one-for-one basis in Company Common Stock under the Directors' Plan. Please see "Directors' Compensation" above and "Proposal 5" below. In August 2001, Mr. Campbell was appointed President and Chief Executive Officer of the Company and the Bank. At that time, Mr. Campbell became an "at will" employee of the Company and the Bank and continued to provide services to the Company and the Bank on that basis, but at the same annual rate.

     Effective February 1, 2002, the Company entered into an employment agreement with Mr. Campbell to serve as President and Chief Executive Officer of the Company and of the Bank. The employment agreement is intended to ensure the Company and the Bank will be able to maintain a stable and competent management base. The continued success of the Company depends to a significant degree on the skills and competence of Mr. Campbell.

     The employment agreement provides for a base salary for Mr. Campbell, which is to be reviewed by the Board of Directors at least annually. Mr. Campbell's current base salary is $250,000. In addition to salary, the employment agreement provides for, among other things, (a) participation in any incentive compensation or bonus program sponsored by the Company or the Bank, (b) participation in fringe benefits applicable to executive personnel (including use of an automobile), (c) social and business memberships commensurate with the office of the President, (d) reimbursement for business and business travel expenses and (e) continuation of the whole life insurance policy maintained by the Company on Mr. Campbell's behalf (currently $350,000).

     If Mr. Campbell becomes disabled, he will be entitled to continue receiving medical insurance for one year from the date he is determined to be disabled. Any base salary to be paid to him will be reduced by any payments he receives under a disability policy maintained by the Bank and all other fringe benefits will cease as of the date he is determined to be disabled.

     The employment agreement also provides that the Company will provide Mr. Campbell with coverage under a directors' and officers' liability insurance policy.

     The employment agreement is "at-will" and, therefore, permits termination by the Company or Mr. Campbell either with or without "cause" (as defined in the employment agreement), at any time. Unless earlier terminated, the agreement automatically terminates January 31, 2007. If (a) the Company terminates Mr. Campbell's employment for reasons other than for cause, (b) he resigns from the Company after specified circumstances that would constitute constructive termination, or (c) his employment is terminated in the event of a Change of Control (either involuntarily (but not for death, disability or for "cause") or voluntarily under circumstances that would constitute constructive termination), Mr. Campbell (or, if Mr. Campbell dies after the date of termination, his beneficiary) would receive an amount equal to the sum of (1) three times the average of Mr. Campbell's compensation for the three preceding taxable years;
(2) the value of any outstanding unexercisable stock options and unvested shares of restricted stock held by Mr. Campbell; and (3) the amounts due to Mr. Campbell pursuant to any employee benefit plans or arrangements maintained by the Bank or the Company. These payments would be paid in thirty-six equal monthly installments. The Company would also continue life, health, dental and disability coverage for Mr. Campbell and his covered dependents until the earliest of his death, future employment or four years from the date of termination. In addition, for a period of four years from the date of termination, the Company would continue to pay for any membership, licenses, automobile use or other fringe benefits (on the same terms as existed at the date of termination). Severance payments would not be reduced by any payments received for any subsequent employment.

     Upon termination of Mr. Campbell's employment prior to the expiration of the employment agreement, Mr. Campbell must adhere to a three-year non-competition and non-disclosure restriction. In addition, for three years after termination of employment, Mr. Campbell must provide information and assistance to the Company and the Bank with regard to any litigation to which either the Company or the Bank is a party.

     The payments and benefits provided for under the employment agreement may constitute a "parachute payment" for federal income tax purposes, resulting in the possible obligation of a federal excise tax payment by Mr. Campbell. In such case, the Company is obligated to pay to Mr. Campbell an amount so as to enable him to retain the economic value of the payments he would have retained had he not been subject to that excise tax.

     The employment agreement provides that all disputes are to be settled by binding arbitration. In addition, the employment agreement is binding upon successors of the Company and the Bank.

     The above description of the employment agreement is only a summary. The employment agreement has been listed as an Exhibit to the Company's Transition Report on Form 10-K for the nine months ended December 31, 2002 and should be consulted for full information.

CHANGE IN CONTROL AGREEMENTS

     Effective June 1, 2001, the Bank entered into a change in control agreement ("COC Agreement") with each of Randy J. Cutler, Timothy D. Regan, J. Stephen Armstrong and B. Scott Nill. The COC Agreements are identical with each officer. Each COC Agreement has a term of three years. On the first anniversary of the effective date of the COC Agreements and continuing on each anniversary thereafter, the Board may act to extend the term of the COC Agreement for an additional year, such that the remaining term is 3 years, unless the officer elects not to extend the term by giving written notice to the Board. On May 29, 2002, the Board elected to extend the COC Agreements for an additional year. It is anticipated that the Board will elect to extend the COC Agreements again at its meeting in May 2003.

     The COC Agreements provide that if involuntary termination, other than for cause, or voluntary termination (upon the occurrence of circumstances specified in the COC Agreements constituting constructive termination) follows a change in control of the Bank or the Company, the officers would be entitled to receive a severance payment equal to three times their average annual compensation (as described in the COC Agreements) for the five most recent taxable years. The officer may elect to receive such payments in one lump sum, or in five equal annual installments. The COC Agreements provide that payments to be received under the COC Agreements will be reduced if it is determined that such payments constitute "parachute payments" for federal income tax purposes.

     The Bank would also continue the officers' health and welfare benefits coverage for thirty-six months following termination. If any of the officers were not receiving health or disability coverage at the time of such termination, they could elect to receive such coverage at any time during the thirty-six month period, at the expense of the Bank, for the remainder of that period.

     Officers are covered under the Bank's standard directors and officers' liability policy and are entitled to indemnification for actions taken in good faith as an officer or director (as applicable) to the fullest extent permitted under applicable law.

     The COC Agreements provide that all disputes are to be settled by binding arbitration. In addition, the COC Agreements are binding upon successors of the Bank.

     The above description of the COC Agreements is only a summary. The COC Agreements have been listed as Exhibits to the Company's Transition Report on Form 10-K for the nine months ended December 31, 2002 and should be consulted for full information.

PENSION PLAN

     The Bank participates in a multiple-employer defined benefit pension plan known as the Financial Institutions Retirement Fund. Generally, employees of the Bank become members of the pension plan upon the completion of one year of service. The Bank makes annual contributions to the Financial Institutions Retirement Fund sufficient to fund retirement benefits for its employees, as determined in accordance with a formula set forth in the plan document. Participants generally become vested in their accrued benefits under the pension plan after completing five years of service. Participants are automatically vested at age sixty-five, regardless of completed years of service. Prior to 2003, accrued benefits under the pension plan, including normal retirement benefits and reduced benefits payable upon early retirement or disability, were based, generally, on an individual's years of benefit service (as described in the plan document) and the average of the participant's highest five years' salary.

     The Financial Institutions Retirement Fund participation agreement was amended, effective January 1, 2003, to reduce benefit accruals after that date for all participants. Benefits accrued for service up to and including December 31, 2002 were not reduced by the new formula. However, benefits accrued from and after January 1, 2003 for service after that date are computed based on a reduced formula which uses the participant's career average salary rather than the average of the participant's highest five years' salary. The new formula still utilizes the individual's years of benefit service (as described in the plan document). The total pension benefit for any participant will equal the benefit accrued prior to January 1, 2003 plus the benefit accrued on and after January 1, 2003.

     The pension plan also provides lump sum death benefits for participants who either die while in active service or after retirement. For participants who die while in active service, the death benefit is equal to 100% of the last twelve months' salary, plus an additional ten percent (10%) of salary for each year of service, up to a total maximum of 300% of salary. The lump sum retirement death benefit is twelve times the participant's annual retirement benefit, less the sum of any payments received by the participant before death.

     The following table illustrates the annual retirement benefits that are payable under the pension plan, TAKING INTO ACCOUNT THE REDUCED BENEFIT ACCRUALS FOLLOWING THE JANUARY 1, 2003 AMENDMENT, upon retirement at age 65 to a participant electing to receive his pension benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, annual compensation for calculation purposes is limited to $200,000 per year for the 2003 calendar year.

                   15          20        25         30         35
   CAREER         YEARS      YEARS      YEARS      YEARS      YEARS
   AVERAGE       BENEFIT    BENEFIT    BENEFIT    BENEFIT    BENEFIT
COMPENSATION     SERVICE    SERVICE    SERVICE    SERVICE    SERVICE
------------     -------    -------    -------    -------    -------

   $50,000       $7,500    $10,000    $12,500    $15,000    $17,500

    75,000       11,300     15,000     18,800     22,500     26,300

   100,000       15,000     20,000     25,000     30,000     35,000

   125,000       18,800     25,000     31,300     37,500     43,800

   150,000       22,500     30,000     37,500     45,000     52,500

   175,000       26,300     35,000     43,800     52,500     61,300

   200,000       30,000     40,000     50,000     60,000     70,000

   250,000       37,500     50,000     62,500     75,000     87,500

   300,000       45,000     60,000     75,000     90,000    105,000

The benefits listed on the table above for the pension plan are not subject to a reduction for Social Security benefits or any other offset amount.

     The following table illustrates the annual retirement benefits that would be payable under the pension plan, PRIOR TO ITS AMENDMENT ON JANUARY 1, 2003 TO REDUCE BENEFIT ACCRUALS FROM AND AFTER THAT DATE, upon retirement at age 65 to a participant electing to receive his pension benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, annual compensation for calculation purposes is limited to $200,000 per year for the 2002 calendar year.

   AVERAGE OF       15           20         25          30         35
     HIGHEST       YEARS       YEARS      YEARS       YEARS       YEARS
   FIVE YEARS'    BENEFIT     BENEFIT    BENEFIT     BENEFIT     BENEFIT
     SALARY       SERVICE     SERVICE    SERVICE     SERVICE     SERVICE
     ------       -------     -------    -------     -------     -------

    $50,000       $15,500     $20,000    $25,000     $30,000     $35,000

     75,000        22,500      30,000     37,500      45,000      52,500

    100,000        30,000      40,000     50,000      60,000      70,000

    125,000        37,500      50,000     62,500      75,000      87,500

    150,000        45,000      60,000     75,000      90,000     105,000

    175,000        52,500      70,000     87,500     105,000     122,500

    200,000        60,000      80,000    100,000     120,000     140,000

    250,000        75,000     100,000    125,000     150,000     175,000

    300,000        90,000     120,000    150,000     180,000     210,000

The benefits listed on the table above for the pension plan are not subject to a reduction for Social Security benefits or any other offset amount.

     As of December 31, 2002, Messrs. Campbell, Cutler, Regan and Armstrong had 1, 25, 19 and 8 years of service, respectively, for purposes of the pension plan. Compensation under the plan is based on an employee's annual salary as of January 1 of any given year, or, in the case of an hourly employee, such employee's hourly wage multiplied by forty hours per week and then annualized. This compensation determination is the same as that used under the heading "salary" in the Summary Compensation Table included under the heading "Executive Compensation" elsewhere in this Proxy Statement.

     Benefits under the pension plan are computed based on a straight-life annuity basis.

EQUITY COMPENSATION PLAN INFORMATION

     Additional information regarding the Company's equity compensation plans as of December 31, 2002 follows:

  ------------------------- ------------------------- ---------------------------- ----------------------
                                       (a)                         (b)                      (c)
  ------------------------- ------------------------- ---------------------------- ----------------------
  Plan category              Number of securities to    Weighted-average exercise   Number of securities
                             be issued upon exercise      price of outstanding      remaining available
                             of outstanding options,  options, warrants and rights  for future issuance
                               warrants and rights                                      under equity
                                                                                     compensation plans
                                                                                   (excluding securities
                                                                                    reflected in column
                                                                                            (a))
  ------------------------- ------------------------- ---------------------------- ----------------------
  Equity compensation plans
  approved by security                23,100                     $19.85                1,816,485 (1)
  holders
  ------------------------- ------------------------- ---------------------------- ----------------------
  Equity compensation plans
  not approved by security      119,269.3 (2) (3)                $13.71                Management (4)
  holders                                                                                ExSOP (5)
                                                                                       Directors' (6)
  ------------------------- ------------------------- ---------------------------- ----------------------
  Total                            142,369.3(7)                  $14.71             1,816,485 (4)(5)(6)
  ------------------------- ------------------------- ---------------------------- ----------------------

(1) Reflects total maximum number of shares permitted to be issued under the SBIP of 1,905,352 reduced by 23,100 options granted and 65,767 shares of restricted Common Stock awarded under the SBIP on or prior to December 31, 2002.

(2) Reflects shares to be issued in settlement of phantom stock units credited as of December 31, 2002 under the Management Plan, the ExSOP and the Directors' Plan described in "Proposals 3, 4 and 5" below, respectively. As explained below, the Company has prepared for its obligations relating to these arrangements by making open market purchases of shares of Company Common Stock and transferring these shares of Company Common Stock to the Rabbi trust used by the Company to prepare for its obligations under these arrangements. If the Company fulfills its obligations by issuing shares of Company Common Stock held by the Rabbi trust to participants in these arrangements, the shares shown as to be issued in this column would not be additional newly issued shares.

(3) As indicated in the "Summary Compensation Table" above and in "Proposal 3" below with regard to the Management Plan, in addition to the 9,807.3 shares included in this column relating to the Management Plan, the Company expects that Key Executives participating in the Management Plan will receive additional incentive bonuses with regard to the 12 months ended December 31, 2002, as to which certain amounts are expected to be deferred into restricted stock units (with a corporate match of one additional restricted stock unit for each four full restricted stock units) that will ultimately be settleable on a one-for-one basis in Company Common Stock. The amounts of these bonuses and therefore the amounts of these restricted stock units have not yet been determined.

(4) The prior Citizens First Bancorp, Inc. Amended and Restated Management Restricted Stock Purchase Plan (the "Prior Plan") did not have a maximum number of shares which could be granted under such Plan. Under the Prior Plan, the number of restricted stock units to be granted to a participant was generally calculated by dividing the amount of such participant's bonus elected to be deferred under the Prior Plan, by the closing price of the Company's Common Stock on the last trading day of the Plan Year on which the Common Stock traded on a public exchange or the Nasdaq National Market. In contrast, the Conversion Bonus, which is represented in the table above and is defined and described in more detail in "Proposal 3" below, was calculated with the closing price of the Company's Common Stock on March 28, 2002. For every four full restricted stock units credited to a participant's account, the Company credited his or her account with one additional restricted stock unit. The Prior Plan has been amended and restated to add, among other things, a cap of 450,000 on the number of shares of Common Stock which may be issued under the Management Plan. Please see "Proposal 3" below.

(5) The Executive Stock Ownership Plan Agreement adopted March 28, 2002 (the "Original ExSOP"), prior to amendment and restatement on March 27, 2003, did not have a maximum number of shares which could be granted under such Plan. Under the Original ExSOP, restricted stock units were awarded to the participant based on the number of units that would have been awarded under the ESOP if participant had been a participant in the ESOP at March 7, 2001, but disregarding certain limits that would otherwise apply to a tax-qualified plan and using the definition of "compensation" found in the Original ExSOP. The Original ExSOP has been amended and restated to add, among other things, a cap of 30,000 on the number of shares of Common Stock which may be issued under the ExSOP. Please see "Proposal 4" below.

(6) The Director's Deferred Fee Agreements, prior to amendment and restatement of substantially all of them (the "Prior Agreements") with the Directors' Plan, did not have a maximum number of shares which could be granted under such Agreements. Under the Prior Agreements, the Rabbi Trust that the Company uses to prepare for the Company's obligations used the deferred fees and other amounts deferred under the Prior Agreements to purchase shares of Common Stock on the open market to prepare for the Company's obligations to settle share units credited under the Prior Agreements in Company Common Stock. Share units were credited to each Director's account on the date the Rabbi Trust purchased such underlying shares of Common Stock. The Prior Agreements have been amended and restated by the Directors' Plan to add, among other things, a cap of 450,000 on the number of shares of Common Stock which may be issued under the Directors' Plan. Please see "Proposal 5" below.

(7) Shares that are included that relate to the Management Plan, the ExSOP and the Directors' Plan may be issued to participants by the Rabbi trust described in footnote (2) above, rather than by having the Company issue to participants new shares of Company Common Stock.

NON-STOCKHOLDER APPROVED PLANS

     The following is a brief summary of the equity compensation plans as to which phantom stock units have been included in the table set forth above that have not been approved by the Company's stockholders.

Each of these equity compensation plans will be presented to the Company's stockholders for their approval at the Annual Meeting, as described elsewhere in this Proxy Statement.

     (1) The Prior Plan was amended and restated with the Management Plan on March 27, 2003. The Management Plan will be presented to the Company's stockholders for approval at the Annual Meeting and is described in more detail below under "Proposal 3 - Approval of the Citizens First Bancorp, Inc. Amended and Restated Management Restricted Stock Purchase Plan." The Management Plan has retained most of the major features of the Prior Plan, including the concept of deferral of incentive bonuses awarded to key executives into restricted stock units (with a corporate match of one additional restricted stock unit for each four full restricted stock units) and with the restricted stock units settled on a one-for-one basis in Company Common Stock after termination of employment. Under the Prior Plan, dividend equivalents were made in the discretion of the Committee and were forfeitable in accordance with the Prior Plan. Under the Management Plan, dividend equivalents are automatic and are forfeitable in certain circumstances only if they relate to the corporate match. Most of the other changes from the Prior Plan were made to facilitate administrative compliance with securities laws and with Nasdaq rules. In particular, the Management Plan added a limit of 450,000 shares as the maximum aggregate number of shares that can be granted. Under the Prior Plan, an "Excess Account" was established for each Participant. If, prior to stockholder approval, restricted stock units credited to Participants under the Prior Plan exceeded 25,000 in the aggregate, the cash value of excess restricted stock units was credited to a Participant's Excess Account. These concepts are not included in the Management Plan.

     (2) The Original ExSOP was amended and restated with the ExSOP on March 27, 2003. The ExSOP will be presented to the Company's stockholders for their approval at the Annual Meeting and is described in more detail below under "Proposal 4 - Approval of the Amended and Restated Executive Stock Ownership Plan and Agreement." The ExSOP has retained most of the major features of the Original ExSOP. In particular, because Mr. Campbell does not participate in the ESOP as described in detail in Proposal 4 below, under both the Original ExSOP and the ExSOP, Mr. Campbell generally receives the deferred compensation units that he would have been entitled to receive under the ESOP if he had been a participant as of March 7, 2001, without regard to certain limitations that would apply if he were a participant in the ESOP, and these units are ultimately settled on a one-for-one basis in Common Stock of the Company. The ExSOP now provides, however, that Mr. Campbell's deferred compensation units become vested upon his disability (in addition to at January 31, 2007 or upon his death or a change in control, which are the same under the ExSOP and the Original ExSOP). Most of the other changes from the Original ExSOP to the ExSOP were made to facilitate administrative compliance with securities laws and with Nasdaq rules. In particular, the ExSOP now provides for the earning and crediting of deferred compensation units at a later date, given that the number of Mr. Campbell's deferred compensation units depends on information relating to the ESOP that is not typically available until several months after year-end. In addition, a 30,000 maximum number of shares of the Company's Common Stock has been added to the ExSOP.

     (3) The Prior Agreements were amended and restated with the Directors' Plan on April 21, 2003. (The Deferred Fee Agreement with Mr. Doug Povenz, a former Director of the Bank remains in effect.) The Directors' Plan will be presented to the Company's stockholders for their approval at the Annual Meeting and is described in more detail below under "Proposal 5 - Approval of the Citizens First Group Directors' Deferred Fee Plan." The Directors' Plan has retained most of the major features of the Prior Agreements. In particular, under the Prior Agreements, Mr. Povenz's Agreement and the Directors' Plan, non-employee Directors have the right to defer fees for Board service into phantom stock units that are ultimately settled on a one-for-one basis in Common Stock of the Company. (In addition to fees for service as non-employee Directors, the Prior

Agreements with Mr. Campbell and Mr. Moeller and the Directors' Plan also cover additional amounts deferred by them, which are described in more detail in Proposal 5 below.) The Company believed that amending and restating the Prior Agreements would be helpful so that all current and prospective non-employee Directors would be covered by one identical Directors' Plan, rather than having to enter into and amend individual Prior Agreements on a case-by-case basis. Most of the other changes from the Prior Agreements to the Directors' Plan were made to facilitate administrative compliance with securities laws and with Nasdaq rules. In particular, the Directors' Plan now provides for the earning of Directors' fees and the quarterly crediting of phantom stock units at the end of each calendar quarter, rather than for the earning of fees and the crediting of phantom stock units on the date when the Rabbi trust that is used to prepare for the Company's obligations under the Prior Agreements purchased shares, which had generally been on a monthly, but somewhat unpredictable, basis. In addition, a 450,000 maximum number of shares of the Company's Common Stock has been added to the Directors' Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company does not pay direct cash compensation to its executive officers because they are also executives of the Bank and are compensated by the Bank. However, their compensation is determined by the Compensation Committee of the Company. For the twelve months ended December 31, 2002, Mr. Campbell provided to the Compensation Committee analysis and recommendations as to executive compensation for members of the senior management team other than himself.

     The Company's executive compensation practices are intended to attract and retain qualified executives, to recognize and reward individual contributions and achievement and to offer a compensation package that is competitive in the financial industry and motivational to each individual executive. In furtherance of these objectives, the Company and the Bank maintain a compensation program for executive officers which consists of a base salary and a bonus. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. In making its determination of salary, the Compensation Committee of the Company utilizes surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by institutions of comparable size and characteristics primarily in the Midwest Region of the United States.

     Bonuses and other incentive compensation are aimed at reflecting the overall performance of the Company and the Bank and the performance of the individual executive officer.

     The Named Executive Officers participate in other benefit plans available to all employees including the 401(k) Plan and the ESOP (except Mr. Campbell, who does not participate in the ESOP, but instead participates in the ExSOP). Executive officers may be selected or may elect, as applicable, to participate in supplemental benefit plans as well.

     The decisions made by the Compensation Committee as to executive compensation are discretionary. However, a written performance review is prepared and includes an assessment of performance against certain individual goals and goals of the Bank and the Company established at the beginning of the year which are adjusted as necessary.

     CHIEF EXECUTIVE COMPENSATION. The Chief Executive Officer's compensation was determined by the Compensation Committee of the Company substantially in accordance with the policies described above relating to all executive officers of the Bank. Certain quantitative and qualitative factors were reviewed to determine the Chief Executive Officer's compensation. In addition to the review of the Chief Executive Officer's performance, the Compensation Committee of the Company established the total compensation for the Chief Executive Officer after reviewing an analysis of the Chief Executive Officer's base salary in comparison to other institutions selected by the Compensation Committee of the Company with specific considerations given to the level of the Bank's performance and operations in comparison to peer institutions, which consisted primarily of similarly structured financial institutions operating in the Midwest Region of the United States.

               By the Compensation Committee:

                                Ronald W. Cooley
                                Walid Demashkieh
                            Christopher A. Kellerman

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of the Company oversees the Company's accounting and financial reporting processes and audits of the Company's financial statements. The Audit Committee is responsible for assisting the Board of Directors of the Company in fulfilling its responsibility to its stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee appoints the independent auditors and reviews their independence and their annual audit. The Audit Committee is comprised of three Directors of the Company, each of whom is independent under applicable securities law and Nasdaq guidelines. The Audit Committee acts under a written charter adopted by the Company's Board of Directors, which was amended and restated on April 21, 2003. The complete text of the Company's Amended and Restated Audit Committee Charter is attached as Appendix A.

     The Audit Committee reviewed and discussed the Company's annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures required by Independent Standards Board Standard No. 1 and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountants' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the Company's audited consolidated financial statements in the Company' s Transition Report on Form 10-K for the nine month period ended December 31, 2002 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

                                Ronald W. Cooley
                                Walid Demashkieh
                            Christopher A. Kellerman

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership of our equity securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to us during or with respect to the period from January 1, 2001 through and including the Record Date, and written representations relating to required Forms 5, we believe that during that transition period and prior fiscal years and the period through the date of this Proxy Statement, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten-percent beneficial owners were complied with, except: (a) two late Form 4's were filed for Mr. Kellerman for a total of four exempt acquisitions of phantom stock made under the Directors' Plan (note that, for purposes of this section of the Proxy Statement, references to the Directors' Plan also include the Prior Agreements). (b) three late Form 4's were filed for Dr. Demashkieh - two for a total of three exempt acquisitions of phantom stock made under the Directors' Plan and one for one acquisition made by a non-Company sponsored profit sharing plan in which Dr. Demashkieh participates. (c) two late Form 4's were filed for Mr. Cooley for a total of three exempt acquisitions of phantom stock made under the Directors' Plan. In addition, one additional Form 4 for one exempt acquisition of phantom stock made under the Directors' Plan had to be amended to show acquisition of 9 units, rather than 17 units. (d) five late Form 4's were filed for Mr. Kaczperski - three for a total of five exempt acquisitions of phantom stock made under the Directors' Plan, one for three acquisitions of stock made by a revocable trust of which Mr. Kaczperski is a beneficiary and one for one acquisition of stock made by a revocable trust of which Mr. Kaczperski is a beneficiary. In addition, Mr. Kaczperski timely filed one additional Form 4 for one exempt acquisition of phantom stock made under the Directors' Plan, but reported the wrong cumulative total. This Form 4 has been amended to show the correct total. (e) four late Form 4's were filed for Dr. Wilhelm for a total of seven exempt acquisitions of phantom stock made under the Directors' Plan. (f) three late Form 4's were filed for Ms. Whipple for a total of six exempt acquisitions of phantom stock units under the Directors' Plan. (g) four late Form 4's were filed for Mr. Campbell for a total of five exempt acquisitions of phantom stock - two exempt acquisitions made under the ExSOP and three exempt acquisitions made under the Directors' Plan. (h) a Form 3 was timely filed for Mr. Regan in connection with the Company's initial public offering in March 2001, but inadvertently did not include indirect stockholdings owned jointly by Mr. Regan's spouse and brother-in-law. This omission was corrected by reporting these shares in an amended Form 3 when the omission was discovered. (i) one late Form 4 was filed for Mr. Nill reporting one disposition of stock. (j) one late Form 4 was filed for Mr. Moeller for a total of three exempt acquisitions of phantom stock made under the Directors' Plan.

     The Company has taken steps to ensure improved compliance by executive officers, directors and 10% stockholders with Section 16(a) reporting obligations. Among other steps, the Company has made amendments to the Management Plan, the ExSOP and the Directors' Plan (which are being presented to the Company's stockholders for their approval, as described in "Proposals 3, 4 and 5" below, respectively) that the Company believes will facilitate timely filing of the required Section 16(a) reports.

                             STOCK PERFORMANCE GRAPH

     The following graph compares the yearly cumulative total stockholder return (change in share price plus cumulative amount of dividends, assuming dividend reinvestment, divided by initial share price, expressed as a percent) on the Company's Common Stock from March 7, 2001 (the initial day of trading of the Company's Common Stock) through December 31, 2002 with the cumulative total return on the Nasdaq Index and on the SNL Midwest Thrift Index. The graph assumes that $100 was originally invested.

                            TOTAL RETURN PERFORMANCE






                              [PERFORMANCE GRAPH]





                                                                PERIOD ENDING
INDEX                                       03/07/01    06/30/01    12/31/01    06/30/02    12/31/02
-----------------------------------------------------------------------------------------------------
Citizens First Bancorp, Inc.                  100.00      106.06      114.27      165.12      155.82
NASDAQ - Total US*                            100.00       98.02       88.41       66.77       61.11
SNL Midwest Thrift Index                      100.00      110.49      110.26      142.19      142.14

*Source: CRSP, Center for Research in Security Prices, Graduate School of
Business, The University of Chicago, 2003.

Used with permission.  All rights reserved.
crsp.com
SNL FINANCIAL LC                                                  (434) 977-1600
(C) 2003

                           RELATED PARTY TRANSACTIONS

     The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, except for loans made pursuant to programs generally available to all employees of the Bank and not involving more than the normal risk of uncollectibility or presenting other unfavorable features.

                PROPOSAL 2 -RATIFICATION OF INDEPENDENT AUDITORS

     The Audit Committee of the Company's Board of Directors has appointed Plante & Moran, PLLC to be its independent auditors for the Company's fiscal year ending December 31, 2003, subject to ratification by the Company's stockholders. A representative of Plante & Moran, PLLC is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should that representative desire to do so.

     The following table sets forth the fees billed to the Company for the nine months ended December 31, 2002 and the twelve months ended March 31, 2002 by the Company's independent auditors, Plante & Moran, PLLC:

                                 NINE MONTHS ENDED        TWELVE MONTHS ENDED
     TYPE OF FEES                DECEMBER 31, 2002          MARCH 31, 2002
     ------------                -----------------          --------------

Audit Fees                            $211,355                  $176,845
Audit Related Fees (1)                $110,750                   $75,520
Tax Fees (2)                           $68,305                   $60,965
Financial Information                     $0                        $0
Systems, Design and
Implementation Fees
All Other Fees (3)                    $111,890                  $143,560
Total Fees                            $502,300                  $456,890

(1) Audit-related services generally are assurance and similar services that are reasonably related to the performance of the audit or review of the Company's financial statements. Audit-related services include services for employee benefit plan audits, audits in connection with mergers and acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(2) Tax services are professional services rendered for tax compliance, tax planning and tax advice. Tax compliance services generally involve tax payment-planning and the preparation of tax returns and refund claims. Tax planning and tax advice services encompass a diverse range of services, including assistance with tax audits and appeals, tax advice related to mergers and acquisitions, employee benefit plans and requests for rulings or technical advice from ruling authorities.

(3) All Other Fees includes market analyses regarding compensation, board peer and self assessment services, health insurance analyses, annual and strategic planning services and services related to formation of the Bank's mortgage subsidiary.

     The Audit Committee believes that the non-audit fees paid to Plante & Moran, PLLC are compatible with maintaining Plante & Moran, PLLC's independence.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the Annual Meeting, other independent public accountants may be considered by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PLANTE & Moran, PLLC AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                PROPOSAL 3 -APPROVAL OF THE AMENDED AND RESTATED
                    MANAGEMENT RESTRICTED STOCK PURCHASE PLAN

RECOMMENDATION OF BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE CITIZENS FIRST BANCORP, INC. AMENDED AND RESTATED MANAGEMENT RESTRICTED STOCK PURCHASE PLAN, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

     The Citizens First Bancorp, Inc. Amended and Restated Management Restricted Stock Purchase Plan (the "Management Plan"), was adopted by the Company's Board of Directors (Messrs. Campbell and Regan abstained from voting) on March 27, 2003. The Management Plan amends and restates, and replaces and supersedes in its entirety, the Citizens First Bancorp, Inc. Amended and Restated Management Restricted Stock Purchase Plan, which was effective June 1, 2002, and amended August 21, 2002.

PURPOSE AND GENERAL DESCRIPTION OF MANAGEMENT PLAN

     The purpose of the Management Plan is to further align the interests of certain Key Executives (as defined below) with the interests of the Company's stockholders, and to contribute the growth and profits of the Company. In doing so, the Company also will be better able to attract and retain highly qualified management personnel.

     The Management Plan allows certain Key Executives to acquire Company Common Stock through an annual deferral of incentive bonuses payable under the Company's Employee Incentive Bonus Program (the "Incentive Bonus"). Bonuses deferred are ultimately paid to the Participants in Company Common Stock, as described in more detail below. As described below, in addition to bonus deferrals, Participants also receive a corporate match of one additional restricted stock unit from the Company for every four full restricted stock units received as a result of the bonus deferrals. The Management Plan is attached in its entirety as Appendix

B. The terms of the Management Plan are complex and the description in this Proxy Statement is only a summary. The full text of the Management Plan should be consulted for full information.

     Pursuant to a resolution adopted by the Company's Board of Directors, identified Key Executives are required to own, within five years after their identification by the Board, Company Common Stock with an aggregate value in excess of the following:

       President/CEO                                  5 times base salary
       Specified Senior Vice-Presidents               2.5 times base salary
       Identified Vice-Presidents                     2 times base salary

     The Board of Directors believes that the Management Plan will further align the interests of Key Executives with the Company's stockholders, while allowing such Key Executives to progress toward, and maintain, the required levels of ownership of Company Common Stock.

COMMITTEE ADMINISTRATION

     The Management Plan is interpreted and administered by the Company's Compensation Committee (the "Committee"), which is the same committee that administers the Company's 2001 Stock-Based Incentive Plan. The Committee currently consists of Ronald W. Cooley, Walid Demashkieh, M.D. and Christopher
A. Kellerman.

PARTICIPANTS AND ELECTIONS

     Prior to the beginning of each "Plan Year" (as defined in the Management
Plan), the Committee designates each Key Executive who is eligible to participate (a "Participant") in the Management Plan for that Plan Year. Typically, "Key Executives" are the Company's Chief Executive Officer, its Senior Vice Presidents and specifically identified Vice Presidents. There are currently seven persons who qualify as eligible Participants. A Participant may irrevocably elect to participate in the Management Plan for a Plan Year by giving written notice, on December 31st immediately prior to the commencement of the Plan Year, to the Committee of his or her election to defer all or any portion of his or her Incentive Bonus for the Plan Year (the "Deferred Bonus"). For the first Plan Year, however, Participants were required to give such notice within 30 days of becoming eligible for participation in the Plan and the Incentive Bonus eligible for deferral by any Participant was only the portion of the Participant's Incentive Bonus earned during the portion of the first Plan Year while the Management Plan was in effect and only that portion of such Incentive Bonus earned for the period of time after the Participant made his or her election with regard to the first Plan Year.

CREDITING OF RESTRICTED STOCK UNITS

     The Company establishes a restricted stock unit account (the "RSU Account") for each Participant. Except as otherwise provided below with regard to the Conversion Bonus (as defined below), on the last business day of the month in which the Incentive Bonus is determined with regard to each Plan Year, each Participant's RSU Account is credited with a number of restricted stock units equal to the dollar amount of the Deferred Bonus divided by the closing price of the Company's Common Stock on the last trading day of the Plan Year on which the Common Stock trades on a public exchange or the Nasdaq National Market (subject to adjustment for stock splits, stock dividends, mergers, recapitalizations or other events). For every four full restricted stock units credited to a Participant's RSU Account, on the same day as units are credited above, the Company credits his or her RSU Account with one additional restricted stock unit (subject to adjustment) (the "Company Match").

DIVIDEND EQUIVALENTS

     Under the Management Plan, on the date on which the Company pays cash dividends to its other stockholders, each Participant will also be awarded additional restricted stock units equal to the product of the number of restricted stock units in the Participant's RSU Account multiplied by the dividend paid to the Company's other stockholders for each share of Common Stock divided by the closing price of the Company's Common Stock on the date the dividend is paid (or, if not a business day, on the first business day after the dividend is paid). These units will be subject to all terms and provisions of the Management Plan, including forfeiture and cancellation of restricted stock units credited to a Participant's RSU Account for dividend equivalents to the extent such dividend equivalents are attributable to the Company Match.

NO STOCKHOLDER STATUS AND PREPARATION FOR THE COMPANY'S OBLIGATIONS

     A Participant will not have any rights of a stockholder of the Company with respect to the restricted stock units in the Participant's RSU Account (although the Participant will have the right to receive dividend equivalents, as described above). In order to prepare for its obligations under the Management Plan, the Company may issue Common Stock in the name of a trustee of any grantor trust (a "Trust") maintained or established by the Company to hold Common Stock underlying the restricted stock units granted under the Management Plan. Other than dividend rights, which will be treated as described in the prior paragraph, the trustee will have all of the rights of a stockholder of the Company, including voting rights. The Common Stock held by the Trust is subject to the Company's general creditors. The Company has, in fact, established such a Trust to prepare for its obligations.

     As part of the Company's efforts to ensure that it is prepared for its obligations under the Management Plan, as well as under various other compensation plans, including the ExSOP and the Directors' Plan, the Company has been making open market purchases of Company Common Stock as part of its share repurchase programs and then subsequently transferring these repurchased shares to the Rabbi trust, with the intention that the Rabbi trust hold these shares to prepare for the Company's obligations under employee benefit plans. (The share repurchase programs have been described in prior press releases and securities law filings of the Company, including the Company's Transition Report on Form 10-K for the nine month period ended December 31, 2002.) One of the reasons that the Company has been preparing for its obligations in this manner is that the Company believes that, in effect, using repurchased shares of Company Common Stock to fulfill its obligations to Key Executives under the Management Plan (and its obligations to others under other compensation plans) will have less of a dilutive overall effect on the Company's existing stockholders than would satisfying the Company's obligations to Key Executives under the Management Plan (and to others under other compensation plans) by issuing them new shares of Common Stock of the Company. Although the Company is not obligated to use the shares in the Rabbi trust to fulfill its obligations under the Management Plan, it is the Company's current intention to fulfill its obligations in this manner.

DISTRIBUTION OF COMPANY COMMON STOCK

     Each restricted stock unit that has not been cancelled or forfeited generally becomes distributable on the last day of the first full month after the last day of a Participant's employment with the Company. Except as otherwise provided below, the Company will issue and deliver to the Participant, as soon as practicable after such restricted stock units become distributable, one share of Common Stock for each distributable restricted stock unit credited to the Participant's RSU Account. The Company may require the Participant to remit to the Company an amount sufficient to satisfy any withholding tax requirement or to deduct from all distributions amounts sufficient to satisfy such requirements.

     The Management Plan provides that, unless and until it is approved by the Company's stockholders, no shares of Common Stock will be distributed to Participants pursuant to the Management Plan if and to the extent that the sum of (A) the total number of shares of Common Stock previously distributed to Participants under the Management Plan plus (B) the total number of shares of Common Stock previously distributed to directors and officers of the Company under any other stock option, purchase plan or other arrangement that has not been approved by the Company's stockholders (except broadly based plans or arrangements including other employees) exceeds 25,000 shares of Common Stock. Therefore, unless and until the Management Plan is approved by the Company's stockholders, if that limit applies, all distributions of restricted stock units beyond the 25,000 share limit will be made in cash, rather than shares of Company Common Stock, by multiplying the number of restricted stock units to be settled in cash by the price(s) per share of the Company's Common Stock that was
(were) originally used to determine the number of restricted stock units to be awarded to the Participant.

     In the event of a Change of Control (as defined in the Company's 2001 Stock-Based Incentive Plan previously approved by the Company's stockholders) or severe financial hardship of a Participant, the Committee, in its sole discretion, may decide that all or a portion of the restricted stock units credited to the Participant's RSU Account may be immediately distributed to the Participant as shares of the Company's Common Stock (except distributions in excess of the 25,000 share limit will be in cash as otherwise specified above).

     After the death of a Participant, the Participant's beneficiaries will receive the distributions to which the Participant would have otherwise been entitled upon termination of his or her employment. These distributions will be made as promptly as practicable after the time on which the Participant would have received the distribution but for his or her death, but assuming the Participant's employment terminated upon death. If the Participant is terminated for Just Cause (as defined in the Company's 2001 Stock-Based Incentive Plan), or if the Participant terminates employment at a time when Just Cause for dismissal exists or if the Participant breaches an award agreement executed pursuant to Company's 2001 Stock-Based Incentive Plan, restricted stock units in a Participant's RSU Account attributable to the Company Match (including restricted stock units credited to the Participant's RSU Account for dividend equivalents to the extent that such dividend equivalents are attributable to the Company Match) will be forfeited and cancelled. In addition, if, upon termination, a Participant is indebted to the Company, any distribution relating to the RSU Account will be offset in the amount of the indebtedness as described in the Management Plan.

MAXIMUM NUMBER OF SHARES

     The maximum number of shares of Company Common Stock which may be awarded under the Management Plan is 450,000 shares, in the aggregate. Shares of Common Stock underlying forfeited, cancelled or repurchased restricted stock units will be available for new awards under the Management Plan.

AMENDMENT AND TERMINATION OF MANAGEMENT PLAN

     The Board of Directors of the Company may, at any time, alter, amend or terminate the Management Plan in any manner or for any reason, including to increase the cost of the Management Plan to the Company or to alter the allocation of benefits to the Participants. Notwithstanding the foregoing, no alteration, amendment or termination shall be valid or effective if such alteration, amendment or termination would adversely affect the value of any Participant's RSU Account, unless such Participant consents in writing to such alteration, amendment or termination. In addition, the Board of Directors will not amend the Management Plan in any way that violates securities laws or other rules and regulations to which the Company or the Management Plan is subject, including rules and regulations of Nasdaq or any exchange on which the Company's Common Stock is then traded.

DEFERRALS RELATING TO FIRST PLAN YEAR AND SECOND PLAN YEAR

     During the first Plan Year (six months ended December 31, 2002), the eligible Participants under the Management Plan were J. Stephen Armstrong, Nancy Brown, Randy J. Cutler, B. Scott Nill, William Oldford, Jr., Timothy D. Regan and Marshall J. Campbell. Of those eligible Participants, the individuals participating in the Management Plan were Marshall J. Campbell (70% of Incentive Bonus), Nancy Brown (50% of Incentive Bonus), Randy J. Cutler (50% of Incentive Bonus), B. Scott Nill (50% of Incentive Bonus) and Timothy D. Regan (50% of Incentive Bonus, up to a maximum of $15,000). Bonuses for the first Plan Year have not yet been determined. During the second Plan Year (the Company's fiscal year ending December 31, 2003), the eligible Participants were the same as for the first Plan Year. Of those eligible Participants, the individuals electing to participate in the Management Plan for the second Plan Year were Marshall J. Campbell (70% of Incentive Bonus), Nancy Brown (50% of Incentive Bonus), Randy
J. Cutler (50% of Incentive Bonus), B. Scott Nill (50% of Incentive Bonus) and Timothy D. Regan (50% of Incentive Bonus, up to a maximum of $15,000).

ADDITIONAL CONVERSION BONUS

     In addition, during the first Plan Year only, Participants were permitted to make a one-time additional deferral of all or any portion of any bonus paid to the Participant within 90 days of June 1, 2002 (the "Conversion Bonus"), if the election was irrevocably made prior to the date the Conversion Bonus was determined by the Company. The eligible Participants were the same as for the first Plan Year. Of those eligible Participants, individuals electing to participate with regard to the Conversion Bonus were Marshall J. Campbell (70% of the Conversion Bonus, up to a maximum of $110,000), Randy J. Cutler (75% of the Conversion Bonus) and Timothy D. Regan (50% of the Conversion Bonus, up to a maximum of $15,000). Restricted stock units granted to each of them under the Management Plan relating to the Conversion Bonus (including restricted stock units relating to the Company Match) were as follows: Marshall J. Campbell (7,213.24), Randy J. Cutler (1,611.08) and Timothy D. Regan (982.98) and were credited to the Participant's respective RSU Accounts on August 19, 2002.

NEW PLAN BENEFITS - RESTRICTED STOCK UNIT GRANTS TO PARTICIPANTS

     The following table shows the number of restricted stock units that have been granted to the individuals or groups specified below as of December 31, 2002. The amounts set forth in the table relate to the Conversion Bonus and include restricted stock units that were awarded because the individuals/groups elected to defer a portion of that Bonus, rather than receiving the entire Bonus in cash, as well as the one corporate matching restricted stock unit that was awarded by the Company for every four full restricted stock units relating to deferral of that Bonus. In addition, as disclosed in the "Summary Compensation Table" above, each of Messrs. Campbell, Cutler and Regan is also expected to be credited with additional restricted stock units under the Management Plan as a result of their deferral of portions of incentive bonuses relating to the first Plan Year once incentive bonuses for the 12 months ended December 31, 2002 are determined.

NAME AND POSITION                   DOLLAR VALUE ($)(1)        NUMBER OF UNITS
-----------------                   -------------------        ---------------

Marshall J. Campbell                    $110,001.91              7,213.24(2)
     Chairman, President
     and Chief Executive
     Officer

Randy J. Cutler                         $24,568.97               1,611.08(2)
     Senior Vice President,
     Retail Banking

Timothy D. Regan                        $14,990.45                982.98(2)
     Senior Vice President,
     Chief Financial Officer

J. Stephen Armstrong                        $0                        0
     Senior Vice President,
     Commercial Banking

Executive Group                         $149,561.33              9,807.3(2)

Non-executive Director Group                $0                        0

Non-executive Officer                       $0                        0
Employee Group

(1) Represents the closing price per share of the Company's Common Stock on the Nasdaq National Market on March 28, 2002 (adjusted to take into account the Company Match). Dollar values are provided for informational purposes only. Actual values will not be capable of calculation until the units are settled for shares of Common Stock at some time in the future.

(2) Does not include restricted stock units to be credited to Mr. Campbell, Mr. Cutler and Mr. Regan for the first Plan Year, which amounts are currently not known because bonuses for the 12 month period ended December 31, 2002 are not known.

                PROPOSAL 4 -APPROVAL OF THE AMENDED AND RESTATED
                  EXECUTIVE STOCK OWNERSHIP PLAN AND AGREEMENT

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDED AND RESTATED EXECUTIVE STOCK OWNERSHIP PLAN AGREEMENT, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

PURPOSE AND GENERAL DESCRIPTION OF EXSOP

     The Board of Directors of the Company believes that it is in the Company's best interest to align the financial interests of all employees of the Company and the Bank, including the Chief Executive Officer, with the financial interests of the Company's stockholders.

     As part of the 2001 conversion transaction in which the Bank converted from the mutual to the stock form of ownership, the Bank adopted the Citizens First Savings Bank Employee Stock Ownership Plan for its employees. The Trustee of the ESOP purchased 762,140 shares of the Company's Common Stock, and held them in the ESOP suspense account which is a special account maintained for the ESOP's shares pursuant to the terms of its loan agreement. Annually, a certain number of the shares of the Company's Common Stock are released from the suspense account and are allocated among the accounts held on behalf of the ESOP participants on the basis of each participant's proportionate share of Bank compensation. More specifically, this means that a participant will be allocated a percentage of the total Common Stock released from the suspense account equal to the percentage of the participant's compensation for the plan year of the total compensation awarded to all participants for that plan year. Marshall J. Campbell, the current Chairman of the Board, Chief Executive Officer and President of the Company and the Bank, was not eligible to participate in the ESOP with regard to 2001 because he did not begin serving as an employee of the Company or the Bank until August 2001. In February 2002, the Bank subsequently amended the ESOP to exclude the Bank's Chief Executive Officer from participation, thereby increasing the number of those shares of Company Common Stock to be allocated annually to the accounts for the Bank's other employees.

     On March 28, 2002, the Company's Board of Directors approved an Executive Stock Ownership Plan Agreement (the "Original ExSOP") with Mr. Campbell. The purpose of the Original ExSOP and the amended and restated ExSOP discussed below is to provide to Mr. Campbell the benefit he would have received under the ESOP if he had been a participant at March 7, 2001 (the date of the Bank's conversion from the mutual to stock form of ownership), and to do so without the ESOP limitations on the amount of his compensation that may be taken into account. On March 27, 2003, the Company's Board of Directors (Mr. Campbell abstained from voting) approved an Amended and Restated ExSOP with Mr. Campbell (the "ExSOP"). The ExSOP is non-qualified for tax purposes. The ExSOP is attached in its entirety as Appendix C. The terms of the ExSOP are complex and the description in this Proxy Statement is only a summary. The full text of the ExSOP should be consulted for full information.

CREDITING OF DEFERRED COMPENSATION UNITS

     Under the ExSOP, the Company has established an account (the "Account") in Mr. Campbell's name to which it credits deferred compensation units (the "Units"). The number of Units to be credited to the Account is the number of shares of Company Common Stock that would have been allocated to Mr. Campbell under the ESOP if he were a participant thereof as of March 7, 2001, rounded to the nearest whole number of shares and provided that the limitations of Internal Revenue Code Section 401(a)(17) and Section 415 shall be disregarded and bonuses and non-qualified deferred compensation are included in the definition of "compensation" under the ExSOP. The number of Units is subject to certain exceptions more fully described in the ExSOP, and subject to adjustment for stock splits or other changes in the capital structure of Company.

     Under the ExSOP, Units are to be credited to the Account on the later of
(i) March 31st of each year with regard to the prior year ended December 31st, or (ii) ten days after the date the allocation report for participants under the ESOP is delivered to the ESOP trustee with regard to that prior year.

DIVIDEND EQUIVALENTS

     If dividends are declared on the Company's Common Stock, additional Units are to be credited to the Account equal to the amount of the dividend per share times the number of Units credited to the Account on the dividend payment date divided by the closing price of the Common Stock on the public exchange the shares primarily trade as of the dividend payment date. Units are also to be credited to reflect dividends declared on the Company's Common Stock between December 31st and the date Units are credited to the Account for each year.

NO STOCKHOLDER STATUS AND PREPARATION FOR THE COMPANY'S OBLIGATIONS

     Mr. Campbell will not have any rights of a Company stockholder with respect to the Units in the Account (although Mr. Campbell will have the right to receive dividend equivalents, as described above). In order to prepare for its obligations under the ExSOP, the Company may issue Common Stock in the name of a trustee of any grantor trust (a "Trust") maintained or established by the Company to hold Common Stock underlying the Units granted under the ExSOP. Other than dividend rights, which will be treated as described in the prior paragraph, the trustee will have all of the rights of a Company stockholder, including voting rights. The Common Stock held by the Trust is subject to the Company's general creditors. The Company has, in fact, established such a Trust to prepare for its obligations.

     As part of the Company's efforts to ensure that it is prepared for its obligations under the ExSOP, as well as under various other compensation plans, including the Management Plan and the Directors' Plan, the Company has been making open market purchases of Company Common Stock as part of its share repurchase programs and then subsequently transferring these repurchased shares to the Rabbi trust, with the intention that the Rabbi trust hold these shares to prepare for the Company's obligations under employee benefit plans. (The share repurchase programs have been described in prior press releases and securities law filings of the Company, including the Company's Transition Report on Form 10-K for the nine month period ended December 31, 2002.) One of the reasons that the Company has been preparing for its obligations in this manner is that the Company believes that, in effect, using repurchased shares of Company Common Stock to fulfill its obligations to Mr. Campbell under the ExSOP (and its obligations to others under other compensation plans) will have less of a dilutive overall effect on the Company's existing stockholders than would satisfying the

Company's obligations to Mr. Campbell under the ExSOP (and to others under other compensation plans) by issuing them new shares of Common Stock of the Company. Although the Company is not obligated to use the shares in the Rabbi trust to fulfill its obligations under the ExSOP, it is the Company's current intention to fulfill its obligations in this manner.

VESTING AND DISTRIBUTION OF COMPANY COMMON STOCK

     The Account will vest and be non-forfeitable by Mr. Campbell on January 31, 2007, upon Mr. Campbell's death, upon a Change of Control (as defined in the Employment Agreement dated February 1, 2002 between Mr. Campbell and the Company), or upon Mr. Campbell's Disability (as defined in the ExSOP). Upon the occurrence of a "Terminating Event," the Company will distribute to Mr. Campbell the number of shares of the Company's Common Stock equal to the number of Units credited to the Account and vested as of the date of the Terminating Event (except as provided below prior to stockholder approval of the ExSOP). A "Terminating Event" is defined in the ExSOP to be Mr. Campbell's death, Mr. Campbell's retirement, termination of Mr. Campbell's employment with the Company or the Bank or termination of the ExSOP by action of the Company's Board of Directors on or after the date that Mr. Campbell's interest in the Account becomes completely vested (as described above).

AMENDMENT AND TERMINATION OF EXSOP

     The ExSOP may be further amended by agreement between the Company and Mr. Campbell (subject to any limitations under the securities laws or the rules, regulations and guidelines of the Nasdaq or any exchange on which the Company's Common Stock is then traded), including to increase the cost of the ExSOP to the Company or to alter the allocation of benefits to the participants.

MAXIMUM NUMBER OF SHARES

     The maximum number of shares of Common Stock which may be awarded under the ExSOP is 30,000. In addition, until stockholder approval of the ExSOP, shares distributed to Mr. Campbell, together with all other shares of Common Stock distributed to officers and directors of the Company under any other stock option, purchase plan or other arrangement that has not been approved by the Company's stockholders (except broadly based plans or arrangements including other employees), shall not exceed 25,000.

NEW PLAN BENEFITS - AMENDED AND RESTATED EXECUTIVE STOCK OWNERSHIP PLAN
AGREEMENT

     The benefit and number of Units that have been granted as of December 31, 2002 to the individuals or groups specified below are as follows:

NAME AND POSITION                   DOLLAR VALUE ($)(1)        NUMBER OF UNITS
-----------------                   -------------------        ---------------

Marshall J. Campbell                    $136,291.52                 7,144
    Chairman, President
    And Chief
    Executive Officer

Randy J. Cutler                              $0                       0
    Senior Vice
    President, Retail
    Banking

Timothy D. Regan                             $0                       0
    Senior Vice
    President, Chief
    Financial Officer


J. Stephen Armstrong                         $0                       0
    Senior Vice
    President,
    Commercial
    Banking

Executive Group                         $136,291.52                 7,144

Non-executive Director Group                 $0                       0

Non-executive Officer                        $0                       0
Employee Group

(1) Represents the closing price per shares of the Company's Common Stock on the Nasdaq National Market System as at December 31, 2001 (for 2,642 shares) and December 31, 2002 (for 4,502 shares). Dollar values are provided for informational purposes only. Actual values will not be capable of calculation until the units are settled for shares of Common Stock at some time in the future.

                      PROPOSAL 5 -APPROVAL OF THE CITIZENS
                    FIRST GROUP DIRECTORS' DEFERRED FEE PLAN

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE CITIZENS FIRST GROUP DIRECTORS' DEFERRED FEE PLAN, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

PURPOSE, PARTICIPANTS AND GENERAL DESCRIPTION

     The Citizens First Group Directors' Deferred Fee Plan was adopted by the Company's Board of Directors and the Bank's Board of Directors on April 21, 2003. The Directors' Plan amended and restated, and replaced and superseded in its entirety, certain prior Deferred Fee Agreements with Directors described below (the "Prior Agreements"). (The Deferred Fee Agreement with Mr. Doug Povenz, a former Director of the Bank, remains in effect.) The Directors' Plan has retained most of the major features of the Prior Agreements. In particular, under the Prior Agreements, Mr. Povenz's Agreement and the Directors' Plan, non-employee Directors have the right to defer fees for Board service into phantom stock units that are ultimately settled on a one-for-one basis in Common Stock of the Company. The Company believed that amending and restating the Prior Agreements would be helpful so that all non-employee Directors would be covered by one identical Directors' Plan, rather than having to enter into and amend individual Prior Agreements on a case-by-case basis. Most of the other changes from the Prior Agreements to the Directors' Plan were made to facilitate administrative compliance with securities laws and with Nasdaq rules.

     The purpose of the Prior Agreements was, and the purpose of the Directors' Plan is, to further align the interests of the Directors with the interests of the stockholders of the Company, and to contribute to the growth and profits of the Company. In doing so, the Company also will be better able to attract and retain highly qualified Directors.

     Under the Directors' Plan, non-employee Directors (including Advisory Board members) can acquire shares of the Company's Common Stock through deferral of fees earned by a Director pursuant to a compensation arrangement adopted for Directors by the Board of Directors of the Company ("Fees"). Fees are ultimately paid to the Directors in Company Common Stock, as described in more detail below.

     Non-employee Directors (including Advisory Board members) of the Company, as well as non-employee Directors (including Advisory Board members) of the Bank, are eligible to elect to participate in the Directors' Plan. In addition, the Directors' Plan can, by Board resolution, be extended to non-employee Directors (including Advisory Board Members) of any entity affiliated with the Company and/or the Bank from time to time. Currently, there are three non-employee Directors of the Company and four non-employee Directors of the Bank, all of whom have elected to defer all of their Fees under the Directors' Plan. In addition, each of Marshall J. Campbell, Chairman of the Board, President and Chief Executive Officer of the Company and the Bank, and a trust for the benefit of the beneficiaries of Larry J. Moeller, Sr., a former Director and officer of the Company and the Bank, also has an SU Account (as defined below) under the Directors' Plan relating to amounts deferred under their respective Prior Agreements described under the heading "Prior Agreements" below.

     The following description of the Directors' Plan refers to non-employee Directors of the Company. In cases where the Directors' Plan applies to non-employee Directors of the Bank or another entity, references in the following description to the Company should be interpreted to be references to the Bank or the other entity when the context so requires. (All Common Stock to be issued, however, under the Directors' Plan will be Common Stock of the Company.) In addition, references to Directors participating in the Directors' Plan in the following description are to non-employee Directors, including Advisory Board members. The Directors' Plan is attached in its entirety as Appendix D. The terms of the Directors' Plan are complex and the description in this Proxy Statement is only a summary. The full text of the Directors' Plan should be consulted for full information.

MAXIMUM NUMBER OF SHARES

     The maximum number of shares of the Company's Common Stock which may be awarded under the Directors' Plan is 450,000 shares in the aggregate. Shares of Common Stock underlying forfeited, cancelled or repurchased SUs are available for new awards under the Directors' Plan.

COMMITTEE ADMINISTRATION

     The Directors' Plan is interpreted and administered by the Committee, which is the same committee that administers the Company's 2001 Stock-Based Incentive Plan. The Committee currently consists of Ronald W. Cooley, Walid Demashkieh, M.D. and Christopher A. Kellerman.

ELECTIONS

     A Director may elect to participate in the Directors' Plan by filing an Election Form with the Committee stating the amount of Fees to be deferred under the Directors' Plan (the "Deferred Fees"). The Directors' Plan and the Election Forms also provide for options as to whether the Company's Common Stock that will ultimately be distributed to Directors will be distributed in one "lump sum" or in "installments" and certain options as to the timing of the distributions described in more detail below. In the case of a newly elected or appointed Director, Election Forms must be filed within 30 days of the date of the Director's appointment or election. Changes in elections are permissible only if made in accordance with the terms of the Directors' Plan.

PRIOR AGREEMENTS

     As indicated above, the Directors' Plan amended and restated, and replaced and superseded, the Prior Agreements described below between the Company and/or the Bank and certain Directors, pursuant to which they elected to defer certain portions of their Fees, in addition to other amounts deferred by Marshall J. Campbell, Chairman of the Board, President and Chief Executive Officer of the Company and the Bank, and by Larry J. Moeller, Sr., a former Director and officer of the Company and the Bank under their Prior Agreements with the Company and the Bank. More specifically, under the Prior Agreements with Messrs. Campbell and Moeller, they deferred various amounts other than fees for service as non-employee Directors and these other amounts were credited to their Deferral Accounts under their Prior Agreements in additional phantom stock units. In addition to fees for service as non-employee Directors of the Company and the Bank, Mr. Moeller also deferred under his Prior Agreement, and was therefore credited with additional phantom stock units for, a portion of the salary paid to Mr. Moeller for his service as President and Chief Executive Officer of the Bank from January 1998 through August 2001. Mr. Campbell also deferred under his Prior Agreement, and was therefore credited with additional phantom stock units for, amounts paid to Mr. Campbell for serving as a consultant to the Company and/or the Bank from November 2000 through September 2001 when Mr. Moeller became ill and Mr. Campbell performed Mr. Moeller's functions as President and Chief Executive Officer of the Company and the Bank. Therefore, in addition to covering Fees deferred by current and prospective non-employee Directors of the Company and the Bank, the Directors' Plan also amended and restated the Prior Agreements for Messrs. Campbell and Moeller. Accordingly, although it is not expected that either of them will be deferring Fees for service as non-employee Directors under the Directors' Plan, all amounts previously deferred by them and contemplated by the Directors' Plan will be covered by the provisions of the Directors' Plan, and Mr. Campbell and the trust for the benefit of the beneficiaries of Mr. Moeller will receive dividends and dividend equivalents on share units previously credited to them in accordance with the Directors' Plan.

     At the effective date of the Directors' Plan, the number of stock units in each Director's Deferral Account under such Director's Prior Agreement(s) that was transferred to the Director's SU Account under the Directors' Plan is also set forth below.


                                                                               NUMBER OF UNITS
                               SERVES OR SERVED ON        PERCENT OF       TRANSFERRED FROM PRIOR
       DIRECTOR NAME               WHICH BOARD          FEES DEFERRED            AGREEMENT
       -------------               -----------          -------------            ---------

Ronald W. Cooley                    Company                  100                   2,920

Walid Demashkieh                    Company                  100                   1,142

Christopher A. Kellerman       Company and Bank              100                  14,070

Thomas E. Kaczperski                 Bank                    100                   7,495

Janice U. Whipple                    Bank                    100                   7,630

Daniel J. Wilhelm                    Bank                    100                  15,358

Larry J. Moeller, Sr.          Company and Bank              100                  15,800*

Marshall J. Campbell           Company and Bank              100                  32,123*


* As described above, share units also relate to additional amounts deferred by Messrs. Moeller and Campbell under their Prior Agreements.

CREDITING OF SHARE UNITS

     Under the Directors' Plan, the Company establishes a share unit bookkeeping account (the "SU Account") for each Director. Each Director earns Fees, and each Director's SU Account is credited with a specified number of Share Units or SUs, on the last day of the calendar quarter during which the Director performed compensable services, as long as the Director remains a Director on that date. The number of SUs credited to a Director's SU Account with regard to each calendar quarter is equal to the dollar amount of the Director's Deferred Fees for that quarter, divided by the closing price of the Company's Common Stock on a public exchange or the Nasdaq National Market on the last trading day of that quarter (subject to adjustment for stock splits, stock dividends, mergers, recapitalizations or other events).

DIVIDEND EQUIVALENTS

     The Directors' Plan also provides a mechanism for the Directors to receive dividend equivalents in additional SUs and dividends in cash once benefit settlements to a Director have been triggered (as described below). Generally, under the Directors' Plan, the Company credits to each Director's SU Account dividend equivalents with regard to each dividend payment date that fell within the applicable calendar quarter equal to the product of the number of SUs in the Director's SU Account on the corresponding record date for the payment of dividends, multiplied by the cash dividends paid to the Company's other stockholders for each share of Common Stock on such dividend payment date, divided by the closing price of the Company's Common Stock on the date on which the applicable dividend is paid (or, if not a business day, on the first business day preceding the date the dividend is paid). After the Trigger Date (described below), the Directors' Plan provides a mechanism for the payment of cash dividends to Directors.

NO STOCKHOLDER STATUS AND PREPARATION FOR THE COMPANY'S OBLIGATIONS

     A Director will not have any rights of a stockholder of the Company with respect to the SUs in the Director's SU Account (although the Director will have the right to receive dividend equivalents and dividends, as described above). In order to prepare for its obligations under the Directors' Plan, the Company may issue Common Stock in the name of a trustee of any grantor trust (a "Trust") maintained or established by the Company to hold Common Stock underlying the SUs granted under the Directors' Plan. Other than dividend rights, the trustee will have all rights of a stockholder of the Company, including voting rights. The Common Stock held by the Trust is subject to the Company's general creditors. The Company has, in fact, established such a Trust.

     As part of the Company's efforts to ensure that it is prepared for its obligations under the Directors' Plan, as well as under various other compensation plans, including the ExSOP and the Management Plan, the Company has been making open market purchases of Company Common Stock as part of its share repurchase programs and then subsequently transferring these repurchased shares to the Rabbi trust, with the intention that the Rabbi trust hold these shares to prepare for the Company's obligations under employee benefit plans. (The share repurchase programs have been described in prior press releases and securities law filings of the Company, including the Company's Transition Report on Form 10-K for the nine month period ended December 31, 2002.) One of the reasons that the Company has been preparing for its obligations in this manner is that the Company believes that, in effect, using repurchased shares of Company Common Stock to fulfill its obligations to Directors under the Directors' Plan (and its obligations to others under other compensation plans) will have less of a dilutive overall effect on the Company's existing stockholders than would satisfying the Company's obligations to Directors under the Directors' Plan (and to others under other compensation plans) by issuing them new shares of Common Stock of the Company. Although the Company is not obligated to use the shares in the Rabbi trust to fulfill its obligations under the Directors' Plan, it is the Company's current intention to fulfill its obligations in this manner.

DISTRIBUTIONS OF COMPANY COMMON STOCK

     SUs generally become distributable beginning on the last day of the first full calendar quarter following the Trigger Date described below (the "Initial Settlement Date"). If the Director has elected a "lump sum" distribution, the Director will receive a distribution as soon as practicable after the Initial Settlement Date of one share of the Company's Common Stock for each distributable SU in the Director's SU Account. If the Director has elected to receive benefit settlements "in installments," the installments will begin as soon as practicable after the Initial Settlement Date, again with the Director ultimately entitled to receive one share of the Company's Common Stock for every distributable SU credited to the Director's SU Account. The Company may require the Director to remit to the Company an amount sufficient to satisfy any withholding tax requirement or to deduct from all distributions amounts sufficient to satisfy such requirements.

     Under the Directors' Plan, the Director specifies on his or her Election Form the "Trigger Date," which is the date that will trigger the beginning of distributions at the time(s) provided in the Directors' Plan. Generally, a Director has three choices as to the Trigger Date: (1) upon the Director's ceasing to be a member of the Company's Board of Directors for any reason whatsoever ("Termination of Service"), (2) upon the Director's Normal Retirement Date, meaning the age at which the Director is required to retire according to the Company's organizational documents (or on the last day of the calendar quarter in which the Director attains age 70 absent such a provision), and (3) at a specified time chosen by the Director on the Election Form occurring after Termination of Service but before the Director's Normal Retirement Date.

     The Directors' Plan provides that, unless and until it is approved by the Company's stockholders, no shares of Common Stock will be distributed to Directors pursuant to the Directors' Plan if and to the extent that the sum of
(A) the total number of shares of Common Stock previously distributed to Directors under the Directors' Plan plus (B) the total number of shares of Common Stock previously distributed to directors and officers of the Company under any other stock option, purchase plan or other arrangement that has not been approved by the Company's stockholders (except broadly based plans or arrangements including other employees) exceeds 25,000 shares of Common Stock. Therefore, unless and until the Directors' Plan is approved by the Company's stockholders, if that limit applies, all distributions of SUs beyond the 25,000 share limit will be made in cash, rather than shares of Company Common Stock, in an amount equal to the product of the number of SUs to be settled in cash, multiplied by the price(s) per share of the Company's Common Stock that was
(were) originally used to determine the number of SUs to be awarded to the Director.

     In the event of a Change of Control (as defined in the Company's 2001 Stock-Based Incentive Plan previously approved by the Company's stockholders) or severe financial hardship of a Director, the Committee, in its sole discretion, may decide that all or a portion of the SUs credited to the Director's SU Account may be immediately distributed to the Director as shares of the Company's Common Stock (or in cash to the extent that the 25,000 share limit described above applies).

     After the death of a Director, the Director's beneficiaries will receive the distributions to which the Director would have otherwise been entitled. These distributions will be made as promptly as practicable after the time or times on which the Director would have received the distributions but for his or her death, but assuming that the Director's Termination of Service occurred upon death.

AMENDMENT AND TERMINATION OF DIRECTORS' PLAN

     The Board of Directors of the Company (on behalf of the Company, the Bank and other entity that has adopted the Directors' Plan) may, at any time, alter, amend or terminate the Directors' Plan in any manner or for any reason, including to increase the cost of the Directors' Plan to the Company (or the Bank or any other entity) or to alter the allocation of benefits to the Directors. Notwithstanding the foregoing, no alteration, amendment or termination will be valid or effective (i) if the alteration, amendment or termination would adversely affect the value of any Director's SU Account, unless the Director consents in writing to the alteration, amendment or termination or (ii) if the alteration, amendment or termination would adversely affect any other entity subject to the Directors' Plan or increase the cost to any such entity, unless the entity consents to the alteration, amendment or termination. In addition, the Board of Directors will not amend the Directors' Plan in any way that violates securities laws or other rules and regulations to which the Company (or the Bank or any other entity) or the Directors' Plan is subject, including rules and regulations of Nasdaq or any exchange on which the Company's Common Stock is then traded.

NEW PLAN BENEFITS - SU GRANTS TO DIRECTORS

     The following table shows the number of restricted stock units that have been granted to the individuals or groups specified below as of December 31, 2002. The amounts set forth in the table include restricted stock units that were awarded because the individuals/groups elected to defer a portion of their fees for service as non-employee Directors of the Company and/or the Bank (in addition to other amounts described under the heading "Prior Agreements" for Mr. Campbell), rather than receiving such non-employee Director fees (and other amounts for Mr. Campbell) in cash.

NAME AND POSITION                   DOLLAR VALUE ($)(1)        NUMBER OF UNITS
-----------------                   -------------------        ---------------

Marshall J. Campbell                    $394,562.98                31,871
    Chairman, President
    And Chief Executive
    Officer

Randy J. Cutler                             $0                        0
    Senior Vice President,
    Retail Banking

Timothy D. Regan                            $0                        0
    Senior Vice President,
    Chief Financial Officer

J. Stephen Armstrong                        $0                        0
    Senior Vice President,
    Commercial Banking

Executive Group                         $394,562.98                31,871

Non-executive Director Group            $585,440.44               44,588(2)

Non-executive Officer                       $0                        0
Employee Group

(1) Represents the weighted average as of December 31, 2002 of the open market per share purchase price of the Common Stock on the dates such shares were actually purchased by the Rabbi trust to prepare for the Company's obligations under the Prior Agreements, which was the same date as share units were credited to Directors' accounts under the Prior Agreements. Dollar values are provided for informational purposes only. Actual values will not be capable of calculation until the units are settled for shares of Common Stock at some time in the future.

(2) The non-executive director group includes 6 persons - two directors of the Company (Messrs. Cooley and Dr. Demashkieh), three directors of the Bank (Messrs. Kaczperski and Whilhelm and Ms. Whipple) and Mr. Kellerman, who serves as a Director of both the Company and the Bank. Each of these 6 persons will receive substantially all of the share units to be granted under the Directors' Plan because they are the only current participants under the Directors' Plan (other than Messrs. Campbell and Moeller). Therefore, each of them will receive in excess of 5% of total share units granted to all participants each time he or she receives a grant under the Directors' Plan.

                               PROXY SOLICITATION

     The Company will pay the costs of this proxy solicitation. In addition to the solicitation of proxies by mail, Georgeson Shareholder Services, Inc., a proxy solicitation firm, may assist the Company in soliciting proxies for the Annual Meeting. If utilized, the Company would pay a fee of $7,000, plus out-of-pocket expenses for these services. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners and will reimburse those record holders for their reasonable expenses in doing so.

                       OTHER INFORMATION ABOUT THE COMPANY

     The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on the Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation materials or as having been incorporated by reference into this Proxy Statement.

     A COPY OF THE COMPANY'S TRANSITION REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE NINE-MONTH TRANSITION PERIOD ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ALL PERSONS WHO WERE STOCKHOLDERS OF THE COMPANY AS OF THE CLOSE OF BUSINESS ON THE RECORD DATE UPON WRITTEN REQUEST TO TIMOTHY D. REGAN, SECRETARY, CITIZENS FIRST BANCORP, INC., CORPORATE OFFICE, 525 WATER STREET, PORT HURON, MICHIGAN 48060. IN ADDITION, A COPY OF THE COMPANY'S TRANSITION REPORT ON FORM 10-K WITH EXHIBITS FOR THE NINE-MONTH TRANSITION PERIOD ENDED DECEMBER 31, 2002 IS ALSO AVAILABLE FREE OF CHARGE ON THE COMPANY'S WEBSITE, WHICH IS AT WWW.CFSBANK.COM.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

     The Company must receive proposals that stockholders seek to include in the proxy statement and form of proxy for the Company's next annual meeting no later than March 11, 2004 unless next year's annual meeting is held on a date more than 30 calendar days from May 22, 2004. In such a case, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the United States Securities and Exchange Commission.

     The Bylaws of the Company, a copy of which may be obtained from the Company, set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders, including making nominations for director. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide that for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than 100 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made.


                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Timothy D. Regan

                                      Timothy D. Regan
                                      Secretary
Port Huron, Michigan
April 21, 2003

                                                                      Appendix A

                          CITIZENS FIRST BANCORP, INC.
                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

I.   MISSION STATEMENT

     The purpose of the Audit Committee (the "Committee" or the "Audit Committee") of the Board of Directors of Citizens First Bancorp, Inc. (the "Company") is to oversee the Company's accounting and financial reporting processes and the audits of the Company's financial statements. That role includes (i) maintaining a strong, positive working relationship with management, internal and external auditors, counsel, and other Committee advisors, (ii) serving as a critical check and balance on reporting systems, and (iii) providing a forum separate from management in which auditors and other interested parties can candidly discuss concerns.

II.  ORGANIZATION

     A.   AUDIT COMMITTEE COMPOSITION.

          1. NUMBER AND APPOINTMENTS. The Committee will consist of at least three members, all of whom will be members of the Board of Directors of the Company. The Board of Directors of the Company will designate annually the members of the Audit Committee and the Chair of the Audit Committee, all of whom will serve at the pleasure of the Board of Directors of the Company.

          2. Independence Requirement. Each Committee member will be "independent" under the requirements of all applicable laws, which currently include laws, rules, and regulations under the Securities Exchange Act of 1934, as amended (the "Act"), the rules and regulations of the Securities and Exchange Commission (the "Commission"), and the rules, regulations, guidelines, requirements, and standards of NASDAQ. Under these rules, a Committee member cannot have a relationship, which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Committee member.

          3. REQUIRED KNOWLEDGE AND ABILITY. Each Committee member must have, at the time of appointment: (a) knowledge of the primary industries in which the Company operates; (b) the ability to read, understand, and interpret financial statements, including balance sheets, income statements, statements of cash flows, and key performance indicators; and (c) such other financial knowledge and ability as required by applicable laws.

          4. LIMITED EXCEPTION TO INDEPENDENCE REQUIREMENT. One director who is not independent under all of the requirements of NASDAQ, but who meets specified, more limited independence requirements, may be appointed to the Audit Committee, if the Company's Board of Directors, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its stockholders. In order to qualify for this exception, the Board must cause the Company to disclose, in the Company's next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. An Audit Committee member appointed under this exception cannot serve longer than two years and cannot chair the Audit Committee.

     B. MEETINGS. The Audit Committee will meet at least quarterly. Additional meetings will be scheduled as considered necessary by the Audit Committee or the Audit Committee Chair. A quorum of the Audit Committee will be declared when a majority of the appointed members of the Audit Committee are in attendance.

     C. EXTERNAL RESOURCES. The Audit Committee will be authorized to access internal and external resources, as the Audit Committee requires, to carry out its responsibilities.

     D. COMMITTEE COMPENSATION. The Audit Committee members will not accept, directly or indirectly, from the Company or any affiliate of the Company, any compensatory fee, other than payment for service on the Board of Directors of the Company or service on any committee of the Board. Indirect acceptance includes acceptance of such a fee by a spouse, a minor child, a stepchild, or a child or stepchild sharing a home with the Audit Committee member or by an entity in which the Audit Committee member is a partner, member, or principal or occupies a similar position and which provides accounting, consulting, legal, investment banking, financial, or other advisory services or any similar services to the Company.

III. ROLES AND RESPONSIBILITIES

     A. GENERAL RESPONSIBILITIES. In carrying out the Audit Committee's mission described in Section I of this Charter, the Audit Committee will have the following responsibilities:

          1. REVIEW OF FINANCIAL INFORMATION FOR SEC FILINGS AND PRESS RELEASES. The Audit Committee will regularly review and discuss, as applicable, the audited annual financial statements of the Company, quarterly financial statements and information of the Company, and related financial and disclosure information, including disclosures made in "management's discussion and analysis," with management and the Company's internal and external auditors prior to the Company's required annual or quarterly filings with the Commission or release of information to the public.

               (a) ANNUAL FINANCIAL STATEMENTS. The Audit Committee's review of the Company's annual financial statements will include the following, in addition to the other items to be reviewed under this Charter or applicable laws:

                    (i) A review of the overall scope and focus of the annual audit;

                    (ii) A determination of whether the financial statements are consistent with the information known to Audit Committee members;

                    (iii) A review of key financial statement issues and risks;

                    (iv) A review of accounting standards utilized and their impact or potential effect on reported financial information; and

                    (v) The processes used by management to address these matters, the related auditor views, and the basis for audit conclusions.

               (b) INTERIM FINANCIAL STATEMENTS. The Audit Committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. The Audit Committee will ensure that management requires that the external auditors review the financial information included in the Company's interim financial statements before the Company files its quarterly reports with the Commission or releases interim financial information to the public.

               (c) EARNINGS PRESS RELEASES/GUIDANCE TO ANALYSTS. The Audit Committee will discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-generally accepted accounting principles information, as well as financial information and earnings guidance provided to analysts and other similar persons. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

          2. ANNUAL PLAN. The Audit Committee, with input from management and other key Audit Committee advisors, will develop an annual plan, which will include an agenda and procedures for the review of the Company's quarterly financial data, its year end audit, the procedures and results of its internal audit, and the review of the independence of its external auditors.

          3. CONTACT WITH MANAGEMENT AND OTHERS. To the extent appropriate, the Audit Committee Chair and others on the Committee will have contact throughout the year with senior management, the Board of Directors of the Company, external and internal auditors, and legal counsel, as applicable, to strengthen the Audit Committee's knowledge of relevant current and prospective business issues, risks, and exposures. This contact will include requests by the Audit Committee that members of management, counsel, and the internal and external auditors, as applicable, participate in Audit Committee meetings, as necessary, to carry out the Audit Committee's responsibilities.

          4. REVIEW OF ACCOUNTING AND REPORTING ISSUES. The Audit Committee will review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company's business, results of operations, and financial statements.

          5. REVIEW OF POTENTIAL DEFICIENCIES AND WEAKNESSES. The Audit Committee will review disclosures made to the Audit Committee about any significant deficiencies in the design or operation of internal controls or material weaknesses in the internal controls and any fraud involving management or other employees who have a significant role in the Company's internal controls.

          6. REPORTS TO FULL BOARD OF DIRECTORS. The Audit Committee will report periodically, as deemed necessary, but at least semi-annually, to the full Board of Directors of the Company. Any important issues on interim financial statements, as well as any important conclusions reached by the Audit Committee concerning the year-end audit work, will be discussed by the Audit Committee and reported to the full Board of Directors (if deemed appropriate in the discretion of the Audit Committee) well in advance of the public release of the Company's interim and annual financial statements. As indicated below, the Audit Committee will review certain significant issues with the full Board of Directors. As part of such reviews and reports, the Audit Committee will communicate to the full Board of Directors of the Company regarding its decisions with respect to compensation to be paid to the external auditors and retention of the external auditors for each upcoming fiscal year. Such reviews and reports may be made by the Audit Committee through the Audit Committee Chair.

     B. REVIEW OF THE INTERNAL AUDIT. The Audit Committee will have the following responsibilities, with regard to the Company's internal audit functions.

          1. OVERALL RESPONSIBILITY. The Audit Committee will initiate and execute all internal audit functions. The Audit Committee will review, periodically and continuously, the internal audit processes and results.

          2. REVIEW OF INTERNAL AUDIT PLAN. The Audit Committee will review and assess the annual internal audit plan, including the activities and organizational structure of the internal audit function.

          3. MEETINGS WITH INTERNAL AUDITORS. The Audit Committee will meet with the internal auditors, at least annually, to review the status of the internal audit activities, any significant findings and recommendations by the internal auditors, and management's response to those findings and recommendations. The Audit Committee will meet at least annually with management, the internal auditors, and the external auditors in separate executive sessions to discuss any matters that the Audit Committee or management, the internal auditors, or the external auditors believe should be discussed privately.

          4. REVIEW OF SIGNIFICANT ISSUES IDENTIFIED BY INTERNAL AUDITORS. If the internal auditors identify significant issues relative to the overall Board responsibility that have been communicated to management but, in the judgment of the external auditors, have not been adequately addressed, they will communicate these issues to the Audit Committee and the Audit Committee will inform the full Board of Directors of the Company, if, after its consideration, the Audit Committee concurs with the judgment of the internal auditors.

     C.   THE EXTERNAL AUDITORS AND THE EXTERNAL AUDIT.

          1. RESPONSIBILITY FOR OVERSIGHT OF EXTERNAL AUDITORS. The external auditors will report to the full Audit Committee. The Audit Committee will have the sole authority to appoint, determine compensation and funding for, retain and terminate, and oversee the external (or "outside") auditors engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review, or attest services for the Company, in the manner set forth, and as required by, applicable laws. The Audit Committee's responsibility will include resolution of disagreements between management and the internal and external auditors regarding financial reporting. As contemplated below, the Audit Committee, through periodic review, will determine the continuing independence of the external auditors.

          2. ADVANCE APPROVAL OF AUDIT AND NON-AUDIT SERVICES. The Audit Committee will pre-approve all audit and non-audit services to be performed by the external auditors. The Audit Committee's approval must be in the manner set forth, and as required by, applicable laws. Any such approval will be promptly disclosed to the Board of Directors of the Company and executive management.

          3. MEETINGS AND DISCUSSIONS WITH EXTERNAL AUDITORS. The Audit Committee will regularly meet with the external auditors to review and discuss reports from the external auditors on all relevant issues to the Audit Committee including those issues required by applicable laws. The Audit Committee should also discuss with the external auditors the nature, scope, and rigor of the audit processes. The Audit Committee will meet at least annually with management, the internal auditors, and the external auditors in separate executive sessions to discuss any matters that the Audit Committee or management, the internal auditors, or the external auditors believe should be discussed privately.

          4. REVIEW OF RECOMMENDATIONS OF EXTERNAL AUDITORS. The Audit Committee will review any important recommendations of the external auditors on financial reporting, controls, and other matters, and management's response to those recommendations.

          5. REVIEW OF SIGNIFICANT ISSUES IDENTIFIED BY EXTERNAL AUDITORS. If the external auditors identify significant issues relative to the overall Board responsibility that have been communicated to management but, in the judgment of the external auditors, have not been adequately addressed, they will communicate these issues to the Audit Committee, and the Audit Committee will inform the full Board of Directors of the Company, if, after its consideration, the Audit Committee concurs with the judgment of the external auditors.

          6. ACCESS OF EXTERNAL AUDITORS TO AUDIT COMMITTEE. The Audit Committee will ensure that the external auditors have full access to the Audit Committee (and the Board, if determined appropriate by the Audit Committee) to report on any and all appropriate matters.

          7. REVIEW OF PERFORMANCE AND INDEPENDENCE OF EXTERNAL AUDITORS. The Audit Committee will review annually (or, more frequently, if the Audit Committee deems necessary or appropriately) the performance, including effectiveness, objectivity, and independence, of the external auditors. The Audit Committee will determine the continuing independence of the external auditor by reference to applicable laws. The Audit Committee will ensure receipt of a formal written statement from the external auditors regarding auditor independence consistent with standards set by the Independence Standards Board. Additionally, the Audit Committee will discuss with the external auditors any relationships or services that may affect auditor objectivity or independence. If the Audit Committee is not satisfied with the external auditors' assurances of independence, it will take appropriate action to ensure the independence of the external auditors.

     D.   REPORTING TO STOCKHOLDERS.

          1. REVIEW OF ALL MAJOR FINANCIAL REPORTS. The Audit Committee will review all major financial reports in advance of filing or distribution, including the Company's Annual Report to stockholders.

          2.   AUDIT COMMITTEE REPORT IN PROXY STATEMENT.

               (a) MANNER AND PROCEDURES FOR INCLUSION. The Audit Committee will annually provide a written report of its activities and findings, a copy of which will be included within the Company's proxy statement for the Annual Meeting of the Company's stockholders. The report will appear over the names of the members of the Audit Committee. The report will be furnished to and approved by the full Board of Directors of the Company prior to its inclusion in the Company's proxy statement.

               (b) SUBJECT MATTER OF REPORT. The report will state whether the Audit Committee:

                    (i) has reviewed and discussed the audited financial statements with management;

                    (ii) has discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61;

                    (iii) has received the written disclosures and the letter
                          from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1;

                    (iv)  has discussed with the auditors their independence;
                          and

                    (v) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K.

          3. DISCLOSURE OF APPLICABILITY OF AUDIT COMMITTEE CHARTER. The Company will disclose that the Audit Committee is governed by this written Charter, a copy of which has been approved by the full Board of Directors of the Company. The disclosure will be made by including this Charter on the Company's website and by disclosing in the Company's Annual Report that this Charter is available on the Company's website and that it is also available in print to any stockholder who requests it. A copy of this Charter will be filed as an appendix to the Company's proxy statement relating to its annual meeting of the Company's stockholders at least once every three years.

          4. DISCLOSURE OF INDEPENDENCE OF AUDIT COMMITTEE. The Company will also disclose in its proxy statement the independence of the Audit Committee. To the extent that the Board of Directors appoints a non-independent director to the Audit Committee pursuant to Section II above, the Company will disclose the nature of the relationship of the non-independent director and the reasons for appointing the non-independent director to the Audit Committee in the first proxy statement after the non-independent director's appointment.

          5. DISCLOSURE OF PRE-APPROVAL POLICIES. The Audit Committee is responsible for ensuring that any pre-approval policies and procedures that have been adopted by the Audit Committee are disclosed in annual reports and proxy statements.

          6. DISCLOSURE OF AUDITOR FEES. The Audit Committee should report the following information to the Company so that proper disclosure can be made in the Company's proxy statements and annual reports: the fees paid to auditors during the last two fiscal years, including (a) audit fees, (b) audit related fees (and the nature of the services comprising such fees), (c) tax fees (and the nature of the services comprising such fees), and (d) all other fees (and the nature of the services comprising such fees). The Audit Committee should also report to the Company the percentage of services in each category (except audit fees) that was pre-approved by the Audit Committee pursuant to the "de minimis" exception for pre-approval.

     E. AUDIT COMMITTEE CHARTER. The Audit Committee will be responsible for the contents of this Charter. The Audit Committee will review this Charter annually (or more frequently, if the Audit Committee determines necessary or appropriate), assess its adequacy and propose appropriate amendments to the full Board of Directors. The Board of Directors of the Company has approved this Charter and will approve any amendments to this Charter.

     F. REGULATORY EXAMINATIONS. The Audit Committee will review the results of examinations by regulatory authorities and management's response to these examinations.

     G. INDEPENDENT COUNSEL/OTHER ADVISORS. The Audit Committee will have the authority to engage, and determine funding for, independent counsel and other advisors, as it deems necessary to carry out its duties, including its duties under this Charter and under any laws, rules, regulations, and guidelines from time to time applicable to the Company.

     H. COMPLAINTS TO THE COMPANYEMPLOYEE GROUP. The Audit Committee will establish and maintain procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and for ensuring that complaints regarding such matters made by employees of the Company are treated confidentially and anonymously, in the manner provided by applicable laws.

     I. REVIEW OF DISCLOSURE CONTROLS AND PROCEDURES. The Audit Committee will review with the Company's Chief Executive Officer, Chief Financial Officer, and legal counsel the Company's disclosure controls and procedures and will review periodically, but in no event less frequently than quarterly, management's conclusions about the efficacy of such disclosure controls and procedures, including any significant deficiencies in, or material noncompliance with, such controls and procedures.

     J. REVIEW OF CERTAIN TRANSACTIONS WITH DIRECTORS AND RELATED PARTIES. The Audit Committee will review periodically, but no less frequently than annually, a summary of the Company's transactions with directors and officers of the Company and with firms that employ directors, as well as any other material related party transactions.

     K. COMPLIANCE WITH CODE OF BUSINESS CONDUCT AND ETHICS AND GRANTS OF WAIVERS. The Audit Committee will review annually a summary of compliance with the Company's Code of Business Conduct and Ethics. The Committee will be responsible for determining whether and on what terms to grant to any director or executive officer a waiver from the Company's Code of Business Conduct and Ethics.

IV.  AUDIT COMMITTEE SELF ASSESSMENT AND EDUCATION

     The Audit Committee will periodically review, discuss, and assess its own performance, as well as the Audit Committee's role and responsibilities, seeking input from senior management, the full Board of Directors of the Company, external and internal auditors, legal advisors, and others.

V.   LIMITATION ON SCOPE

     1. LIMITATION ON RESPONSIBILITIES. Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management, the internal auditors, and the external auditors.

     2. OTHER LIMITATIONS. The Audit Committee members will serve on the Audit Committee subject to the understanding on their part and on the part of the Company's management, internal auditors, and external auditors that:

          (a) The Audit Committee members are not employees or officers of the Company and are not directly involved in the Company's daily operations, and they do not serve as members of the Audit Committee on a full-time basis.

          (b) The Audit Committee depend on the Company's management, internal auditors, and external auditors to provide the Audit Committee with accurate information on a timely basis, so that the Audit Committee can discharge its duties properly.

          (c) To the extent permitted by law, the Audit Committee will be entitled to rely on the information and opinions of the persons and entities noted in this Charter in carrying out its responsibilities.

     3. INDEMNIFICATION AND LIMITATION ON PERSONAL LIABILITY. The Audit Committee members, in agreeing to serve on the Audit Committee, do so in reliance on, among other things, the provisions of the Company's Amended and Restated Certificate of Incorporation which provide indemnification for their benefit, and provide that, to the fullest extent provided by law, no director will be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or Committee member.

VI.  CERTAIN RULES OF INTERPRETATION

     A. COMPANY. As used in this Charter, all references to the "Company" will include the Company and any other entities with which the Company prepares, or is required to prepare, consolidated financial statements.

     B. APPLICABLE LAWS. As used in this Charter, all references to "applicable laws" or "laws" will include all laws, rules, regulations, and guidelines from time to time applicable to the Company, its Board, or its Audit Committee, as applicable, including any of the foregoing under the Act or of the Commission or the NASDAQ.

     C. THIS CHARTER. As used herein, "this Charter" means this Amended and Restated Audit Committee Charter.

     D. HEADINGS. The headings in this Charter are inserted for convenience of reference only and are not intended to be part, or to affect the meaning or interpretation, of this Charter.


Adopted January 17, 2001

Amended and Restated April 21, 2003

                                                                      Appendix B

                          CITIZENS FIRST BANCORP, INC.
                              AMENDED AND RESTATED
                    MANAGEMENT RESTRICTED STOCK PURCHASE PLAN
                           (effective March 27, 2003)

1.   PURPOSE.

     (a) The purpose of the Citizens First Bancorp, Inc. Amended and Restated Management Restricted Stock Purchase Plan (the or this "Plan" or the or this "Management Plan") is to further align the interests of certain Key Executives (as further defined in Section 4(a) below) with the interests of the shareholders of Citizens First Bancorp, Inc. (together with any entity owned or controlled thereby, the "Corporation"), and to contribute to the growth and profits of the Corporation. In doing so, the Corporation also will be better able to attract and retain highly qualified management personnel.

     (b) The Plan will allow certain Key Executives to acquire shares of the Corporation's Common Stock through deferral of incentive bonuses payable under the Corporation's Employee Incentive Bonus Program (the "Incentive Bonuses"). The Corporation will match these deferrals with additional shares of the Corporation's Common Stock in the manner set forth in, and subject to the terms and conditions of, this Plan.

2. EFFECTIVE DATE. This Plan amends and restates, and replaces and supersedes in its entirety, the Citizens First Bancorp, Inc. Amended and Restated Management Restricted Stock Purchase Plan, which was effective June 1, 2002 and was subsequently amended on August 21, 2002. This amendment and restatement is effective on the date adopted by the Corporation's Board of Directors (the "Effective Date").

3.   MANAGEMENT COMPENSATION COMMITTEE.

     (a) The Committee appointed by the Corporation's Board of Directors to administer the Corporation's 2001 Stock-Based Incentive Plan (the "Committee") shall administer this Plan.

     (b) Decisions and determinations as to the number and identity of Participants (as defined in Section 4(b) below), and as to any other matters relating to the Plan, shall rest with the Committee. The Corporation's management will make recommendations to the Committee, but the Committee will not be bound by such recommendations and will make its own final determinations.

     (c) Action may be taken by the Committee at a meeting, or by written consent, which action is approved by a majority of the Committee's members.

     (d) All determinations and decisions of the Committee shall be final, binding and conclusive upon all parties.

4.   ELIGIBILITY FOR PARTICIPATION.

     (a) ELIGIBILITY. Prior to the beginning of each "Plan Year" (as defined in this Section 4(a)), the Committee will designate each Key Executive who is eligible to participate in this Plan for such Plan Year. As used in this Agreement, "Key Executive" shall mean the Corporation's Chief Executive Officer, Senior Vice Presidents and identified Vice Presidents. As used in this Agreement, the first "Plan Year" will mean the six months ended December 31, 2002. Thereafter, each "Plan Year" will correspond to each fiscal year of the Corporation.

     (b) PARTICIPATION. An eligible Key Executive so designated by the Committee will have the right to elect irrevocably to participate in the Plan (each, a "Participant") for the upcoming Plan Year by giving written notice on the December 31st prior to the commencement of the Plan Year, to that effect to the Committee on the form(s) provided by the Committee. For the first Plan Year, however, the Participant will give such notice within 30 days of becoming eligible for participation in the Plan.

5.   AWARDS OF RESTRICTED STOCK UNITS AND DISTRIBUTIONS OF COMMON STOCK.

     (a) MAXIMUM SHARES OF COMMON STOCK SUBJECT TO PLAN. The maximum number of shares of Common Stock which may be awarded under the Plan shall be 450,000 shares in the aggregate of Common Stock of the Corporation. If restricted stock units are forfeited or cancelled or repurchased, the number of shares of Common Stock underlying any such restricted stock units shall again become available for awards of restricted stock units under the Plan, unless the Plan shall have been terminated.

     (b) ELECTION. Subject to the terms and conditions of this Plan, including the next sentence, for any Plan Year, a Participant will have the right to elect irrevocably to defer under this Plan in the manner set forth in Section 4(b) above all or any portion of the Participant's Incentive Bonus earned under the Corporation's Employee Incentive Bonus Plan for such Plan Year (the amount so deferred, excluding any amounts deferred pursuant to subsection (c) below, the "Deferred Incentive Bonus"). For the first Plan Year, the Incentive Bonus that will be eligible for deferral by any Participant is only the portion of the Participant's total Incentive Bonus earned during the portion of the first Plan Year during which the Plan is in effect and only that portion of such Incentive Bonus that is earned for the period of time after the Participant makes his or her election with regard to the first Plan Year.

     (c) ADDITIONAL ONE-TIME BONUS IN THE FIRST PLAN YEAR. Notwithstanding anything contained herein to the contrary, in the first Plan Year only, any eligible Key Executive may elect to defer all or any portion of any bonus paid to him or her within 90 days of June 1, 2002; provided, that the election must be irrevocably made prior to the date any applicable bonus is determined by the Corporation. If so elected, a Participant's RSU Account (as defined in Section 5(d) below) will be credited, on the date such bonus would have otherwise been paid in cash to the Participant but for the election, with a number of restricted stock units equal to the dollar amount of the portion of the applicable bonus elected to be deferred divided by the closing price of the Corporation's Common Stock on March 28, 2002 (subject to adjustment for stock splits, stock dividends, mergers, recapitalizations or other events, as determined by the Committee, in its sole discretion, to be equitable from time to time).

     (d) PARTICIPANT RSU ACCOUNTS. The Corporation shall establish a restricted stock unit bookkeeping account ("RSU Account") for each Participant. Except as otherwise provided in Section 5(c) above with regard to additional one-time bonuses relating to the first Plan Year, on the last business day of the month in which a Participant's Incentive Bonus is determined by the Corporation with regard to any Plan Year, such Participant's RSU Account shall be credited with a number of restricted stock units equal to the dollar amount of the Deferred Incentive Bonus for such Plan Year divided by the closing price of the Corporation's Common Stock on the last trading day of the Plan Year on which the Common Stock traded on a public exchange or the Nasdaq National Market (subject to adjustment for stock splits, stock dividends, mergers, recapitalizations or other events, as determined by the Committee, in its sole discretion, to be equitable from time to time).

     (e) CORPORATE MATCH. For every four full restricted stock units credited to a Participant's RSU Account, on the same day as the units are credited to the Participant's RSU Account pursuant to Section 5(c) or Section 5(d) above, the Corporation shall credit the Participant's RSU Account with one additional restricted stock unit (subject to adjustment) (the "Corporate Match").

     (f) DIVIDEND EQUIVALENTS. On the date on which the Corporation pays cash dividends to its other shareholders, each Participant will also be awarded additional restricted stock units equal to the product of the number of restricted stock units in the Participant's RSU Account multiplied by the dividend paid to the Corporation's other shareholders for each share of Common Stock divided by the closing price of the Corporation's Common Stock on the date on which the dividend is paid (or, if not a business day, on the first business day after the dividend is paid). Restricted stock units obtained as a result of this Section 5(f) will be subject to all terms and provisions of this Plan, including forfeiture and cancellation of restricted stock units credited to a Participant's RSU Account for dividend equivalents to the extent that such dividend equivalents are attributable to the Corporate Match.

     (g) NO RIGHTS AS A SHAREHOLDER. A Participant will not have any rights of a shareholder of the Corporation with respect to the restricted stock units in such Participant's RSU Account (although a Participant will have the right to receive dividend equivalents as provided in Section 5(f) above). In order to fund its obligations under the Plan, the Corporation may issue Common Stock in the name of the trustee of any grantor trust maintained or established by the Corporation for this purpose (any such trust(s) together, the "Trust"). Other than dividend rights, the trustee will have all of the rights of a shareholder of the Corporation, including voting rights. Any Common Stock deposited in the Trust will be subject to the Corporation's general creditors, including, without limitation, if the Corporation becomes insolvent or has a receiver or a trustee appointed for its assets or becomes involved in a bankruptcy or similar proceeding. Any such Trust and any assets held in such Trust will conform to the terms of the model trust, as described in Rev. Proc. 92-64.

     (h) DISTRIBUTIONS OF COMMON STOCK. Subject to all of the terms and conditions of this Plan, each restricted stock unit that has not been cancelled or forfeited (including pursuant to Section 5(k) below) shall become distributable in accordance with the next sentence on the last day of the first full month after the last day of a Participant's employment with Corporation. Except as otherwise provided in Section 5(i) below, the Corporation will issue and deliver to a Participant, as soon as practicable after such restricted stock units become distributable pursuant to the preceding sentence, one share of its Common Stock for each distributable restricted stock unit credited to such Participant's RSU Account. The Corporation may require a Participant to remit to the Corporation an amount sufficient to satisfy any withholding tax requirement or to deduct from all distributions amounts sufficient to satisfy withholding requirements.

     (i) LIMIT ON SHARES TO BE ISSUED PRIOR TO SHAREHOLDER APPROVAL. Unless and until the Plan is approved by the Corporation's shareholders, no shares of Common Stock will be distributed to Participants pursuant to the Plan if and to the extent that the sum of (I) the total number of shares of Common Stock previously distributed to Participants under the Plan plus (II) the total number of shares of Common Stock previously distributed to directors and officers of the Corporation under any other stock option, purchase plan or other arrangement that has not been approved by the Corporation's shareholders (except broadly based plans or arrangements including other employees) exceeds 25,000 shares of Common Stock. Therefore, unless and until this Plan has been approved by the Corporation's shareholders, if the foregoing limit applies, all distributions of restricted stock units beyond such limit will be made in cash, rather than in shares of the Corporation's Common Stock, by multiplying the number of restricted stock units to be settled in cash by the price(s) per share of the Corporation's Common Stock that was (were) originally used to determine the number of restricted stock units to be awarded to the Participant.

     (j) ACCELERATION. The Committee may, in its sole discretion, alter the timing of restricted stock units (including determining that all or any portion of the restricted stock units in a Participant's RSU Account may be immediately distributed) in one or more of the following circumstances:

           i) The Participant establishes, to the satisfaction of the Committee, severe financial hardship (as determined by the Committee, in its discretion and in accordance with applicable laws); or

           ii) A Change in Control, as defined in the Corporation's 2001 Stock-Based Incentive Plan.

     (k)   DEATH OF PARTICIPANT; CANCELLATION AND FORFEITURE; SET-OFF.

           (i) After the death of a Participant, the Participant's beneficiary or beneficiaries will receive the distributions to which the Participant would have otherwise been entitled under this Plan upon termination of his or her employment with the Corporation. These distributions will be made by the Corporation to the beneficiary or beneficiaries as promptly as practicable after the time on which the Participant would have received the distribution but for his or her death, but assuming that the Participant's employment terminated upon death. Each Participant may designate, on a prescribed form filed with the Committee, one or more beneficiaries. A Participant may change his or her designation at any time by re-filing the prescribed form with the Committee. If a beneficiary has not been designated or no designated beneficiary survives the Participant, any distributions to be made to the Participant's beneficiary pursuant to this Section 5(k) will be made to the Participant's surviving spouse, if still alive or, if not, in equal shares to the then living children of the Participant, or, if none, to the Participant's estate. (ii) Restricted stock units credited to a Participant's RSU Account attributable to the Corporate Match, including restricted stock units credited to the Participant's
           RSU Account for dividend equivalents to the extent that 83 such dividend equivalents are attributable to the Corporate Match, shall be canceled and forfeited under the following circumstances:

                   (A) The Participant is terminated for "Just Cause" (as defined in the Corporation's 2001 Stock-Based Incentive
                   Plan), or the Participant terminates employment with the Corporation at a time when Just Cause for dismissal exists; or

                   (B) The Participant breaches any of the covenants contained in an award agreement executed pursuant to Corporation's 2001 Stock-Based Incentive Plan.

           (iii) If a Participant is indebted to the Corporation when the Participant becomes entitled to a distribution under the Plan, unless the Committee directs otherwise, any distribution shall be offset by the amount of the indebtedness, in the following manner: The number of distributable restricted stock units will be reduced by a number of restricted stock units equal to the amount of the indebtedness divided by the closing price of the Corporation's Common Stock on the last trading day immediately preceding the date the Participant becomes entitled to a distribution.

6.   ADMINISTRATION, AMENDMENT AND TERMINATION OF THE PLAN.

     (a) The Committee shall have the power and authority to interpret and administer the Plan. Except as otherwise provided in this Section 6(a), the Board of Directors of the Corporation may, at any time, alter, amend or terminate the Plan in any manner or for any reason, including to increase the cost of the Plan to the Corporation or to alter the allocation of benefits to the Participants. Notwithstanding the foregoing, no alteration, amendment or termination shall be valid or effective if such alteration, amendment or termination would adversely affect the value of any Participant's RSU Account unless such Participant consents in writing to such alteration, amendment or termination. In addition, the Board of Directors will not amend the Management Plan in any way that violates securities laws or other rules and regulations to which the Corporation or the Management Plan is subject, including rules and regulations of Nasdaq or any exchange on which the Corporation's Common Stock is then traded.

     (b) The Committee is authorized, in its sole discretion, to use the Trust for the purpose of administering and accounting for the liabilities incurred under the Plan; provided, however, that no Participant shall be considered to have a beneficial ownership interest (or any other sort of interest) in any specific asset of the Corporation or any of its subsidiaries or affiliates as a result of the creation of the Trust or the transfer of funds or other property to the Trust.

     (c) It is the Corporation's intention that this Plan shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. All amounts deferred under this Plan shall continue for all purposes to be part of the general funds of the Corporation, and the Plan shall constitute a mere promise by the Corporation to make benefit payments in the future. To the extent that any Participant acquires the right to receive benefits from the Corporation under this Plan, such right shall be no greater than the right of any other unsecured general creditor of the Corporation.

7. NON-ASSIGNABILITY. Except as otherwise determined by the Committee, a Participant will not have the right to assign restricted stock units in the Participant's RSU Account. For purposes of the preceding sentence, an assignment will include any alienation, assignment, transfer, sale or other disposition of any kind or nature, either by voluntary or involuntary assignment or by operation of law, including, but without limitation, garnishment, attachment or other creditor's process. Any purported assignment in violation hereof shall be void.

8. CORPORATION. As used in this Plan, the term "Corporation" means Citizens First Bancorp, Inc. and, where the context so requires, any entity owned or controlled by the Corporation.

                                                                      Appendix C

                              AMENDED AND RESTATED
                    EXECUTIVE STOCK OWNERSHIP PLAN AGREEMENT

     THIS AGREEMENT made and entered into this 27th day of March, 2003, as an amendment and restatement of Agreement dated March 28, 2002, by and between:

                          CITIZENS FIRST BANCORP, INC.,
                       a Delaware corporation, "Company",

                                       and

                        MARSHALL J. CAMPBELL, "Campbell".

                        W I T N E S S E T H    T H A T:

     WHEREAS, Company and its wholly owned subsidiary, Citizens First Savings Bank, "Bank," believe that it is in Company's best interest to align the financial interests of all employees of Company and Bank, including Campbell, with the financial interests of Company's shareholders;

     WHEREAS, Campbell has been excluded as a participant under Bank's Employee Stock Ownership Plan (the "ESOP"), thereby increasing the number of Company shares to be allocated annually among the other employees of Company and Bank;

     WHEREAS, Company wishes to provide to Campbell the stock benefits he would have received under the ESOP, and to do so without the limitations on the amount of Campbell's compensation that may be taken into account;

     NOW THEREFORE it is hereby agreed that:

     1. ESTABLISHMENT OF ACCOUNT. Company shall establish a bookkeeping account in the name of Campbell (the "Account") to which it shall credit deferred compensation units ("Units") on the terms and conditions set forth herein.

     2.    NUMBER OF UNITS; Timing of Crediting of Units.

     (a) The number of Units to be credited to the Account shall be the number of common shares of Company that would have been allocated to Campbell under the Citizens First Savings Bank Employee Stock Ownership Plan (the "ESOP") if he were a participant thereof commencing as of March 7, 2001, rounded to the nearest whole number of shares; provided that in computing the number of shares which would have been allocated under the ESOP (1) the limitations on Annual Additions and the limitations of Code Section 401(a)(17) shall be disregarded; and (2) "Compensation" shall mean Campbell's wages for the applicable year from Company and Bank within the meaning of Internal Revenue Code ("Code") Section 3401(a) (for purposes of income tax withholding at the source) but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, plus all amounts which are contributed by Campbell pursuant to a salary reduction agreement which are not includable in the gross income of Campbell under Code Section 125, 132(F)(4), and 402(e)(3), plus all amounts electively deferred by Campbell under all non-qualified plans maintained by Company and/or Bank.

     (b) Company shall credit to the Account the number of Units determined pursuant to subsection (a) above (the "Yearly Credited Units") at the later of (i) March 31 of each year with regard to the prior year ended December 31, or (ii) ten days after the date the allocation report for participants under the ESOP is delivered to the ESOP Trustee with regard to such prior year (the later of (i) or (ii) will be referred to herein as the "Yearly Credit Date").

     3. ADJUSTMENTS TO ACCOUNT; DIVIDENDS. During the term of this Agreement the number of Units credited to the Account shall be adjusted to reflect stock splits (if any) or other changes in the capital structure of Company, so that the number of Units credited to the Account is equal to the number of common shares of Company a participant in the ESOP would have allocated to his ESOP account at any time, assuming the same number of shares had been allocated to his ESOP account. In the event dividends are declared on the common shares of Company, additional Units shall be credited to the Account, on the same date as dividends are paid in cash to Company's other stockholders, equal to the amount of the dividend per share times the number of Units credited to the Account on the dividend payment date divided by the closing price of the common shares on the public exchange on which the shares primarily trade (currently NASDAQ) as of the dividend payment date; provided that additional Units shall also be credited to the Account on each Yearly Credit Date to reflect dividends attributable to the Yearly Credited Units in accordance with the foregoing formula for all dividends paid by Company after the December 31 immediately preceding such Yearly Credit Date and on or before such Yearly Credit Date.

     4. VESTING. One hundred percent of the Account shall be vested and non-forfeitable on the occurrence of any of the following dates or events:

     a)    January 31, 2007;

     b)    Campbell's death;

     c)    Campbell's Disability;

     d) In the event of a "Change in Control" as defined in Employment Agreement dated February 1, 2002 between Campbell and Company.

As used herein Disability means a determination by, evidenced by written documentation from, a licensed medical doctor or doctor of osteopathy selected by Company's Compensation Committee, of Campbell's inability to perform the normal functions of his position.

     5.    TERMINATING EVENTS. The following events are "Terminating Events":

           a)   Campbell's death.

           b)   Campbell's retirement.

           c)   Campbell's termination of employment with Company or Bank.

           d) Termination of this Agreement by action of Company's Board of Directors on or after the date Campbell's interest in this Agreement becomes completely vested pursuant to Paragraph 4.

     6. MAXIMUM SHARES OF COMMON STOCK SUBJECT TO PLAN. The maximum number of shares of Common Stock which may be credited under the Plan shall be 30,000 shares in the aggregate of common stock of Company. If Units are forfeited or cancelled, the number of shares of Common stock underlying any such Units shall again become available for credit of Units under the Plan, unless the Plan shall have been terminated.

     7. PAYMENT OF BENEFITS. Subject to the remainder of this Section 7, the Company agrees to distribute to Campbell the number of common shares of the Company stock equal to the number of Units credited to the Account and vested pursuant to Paragraph 4 as of the date of a Terminating Event. Subject to the remainder of this Section 7, distribution shall be made sixty days after the Terminating Event. Notwithstanding the foregoing, unless and until this Agreement is approved by Company's stockholders, in no event will any common shares be distributed to Campbell pursuant to this Agreement if, and to the extent that, the sum of (A) the total number of common shares previously distributed to Campbell pursuant to this Agreement plus (B) the total number of common shares previously distributed to directors and officers of the Company under any other stock option, purchase plan or other arrangement that has not been approved by Company's stockholders (except broadly based plans or arrangements including other employees) exceeds 25,000 common shares.

     8. BENEFICIARY. Campbell may designate one or more beneficiaries to whom distributions otherwise due shall be made in the event of his death. Campbell shall have the right to change the designated beneficiary(ies) from time to time; provided, however that any change shall not become effective until received in writing by Company.

     9. SUCCESSORS. This Agreement shall be binding on the Company's assigns and successors.

     10. NON-ALIENATION. No right or benefit under this Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts, liabilities or torts of the parties. If Campbell should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit hereunder, then such right or benefit shall, in the discretion of Company, cease, and in such event, Company may hold or apply the same or any part thereof for the benefit of Campbell or his beneficiary, spouse or children, in such manner and in such a proportion as Company may deem proper.

     11.   LIMITATIONS. Nothing in this Agreement shall be construed to:

     a) Grant Campbell any rights whatsoever with respect to shares of common stock of Bank or Company;

     b) Limit in any way the right of Company or Bank to terminate Campbell's employment with Company or Bank at any time; or

     c) Be evidence of any agreement or understanding, express or implied, that Company or Bank will employ Campbell in any particular position or at any particular rate of remuneration or for any particular period of time.

     12. FUNDING OF PAYMENT OBLIGATION. The obligation of Company to make payments pursuant to this Agreement shall constitute an unsecured obligation of Company. Company may establish a bookkeeping reserve or any other funding medium (including obtaining one or more insurance policies) to cover its obligation to make payments and distributions contemplated under this Agreement, but amounts designated in such bookkeeping reserve or contained in any such funding medium as are established, shall remain solely those of Company and shall be subject to the claims of the creditors of Company until actually paid pursuant to the terms hereof. If Company chooses to obtain one or more insurance policies to fund its payment obligation hereunder, Campbell will cooperate in furnishing such information and/or submitting to such physical examinations as may be necessary to obtain such insurance.

     13. RIGHTS AS A SHAREHOLDER. Campbell will not have any rights of a Company shareholder with respect to the Units in the Account (although Campbell will have the right to receive dividend equivalents as provided in Section 3 above). In order to fund its obligations under this Agreement, Company may issue Common Stock in the name of the trustee of any grantor trust maintained or established by Company for this purpose (any such trust(s) together, the "Trust"). Other than dividend rights, the trustee will have all of the rights of a Company shareholder, including voting rights. Any Common Stock deposited in such Trust will be subject to Company's general creditors, including, without limitation, if Company becomes insolvent or has a receiver or a trustee appointed for its assets or becomes involved in a bankruptcy or similar proceeding. Any such Trust and any assets held in such Trust will conform to the terms of the model trust, as described in Rev. Proc. 92-64.

     14. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Michigan applicable to agreements made and to be performed therein.

     15. SEVERABILITY. In the event any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

     16. AMENDMENT. Subject to any limitations under securities laws or the rules, regulations and guidelines of Nasdaq or any exchange on which Company's Common Stock is traded, the Plan may be amended by the mutual written agreement of Company and Campbell.

     IN WITNESS WHEREOF, the parties hereby have executed this Amended and Restated Executive Stock Ownership Plan Agreement as of the day and year first above written.

                                     CITIZENS FIRST BANCORP, INC.



                                     By: /s/ Timothy D. Regan
                                        ----------------------------

                                     Its: Secretary
                                        ----------------------------

                                        /s/ Marshall J. Campbell
                                        ----------------------------
                                            Marshall J. Campbell

                                                                      Appendix D

                              CITIZENS FIRST GROUP
                          DIRECTORS' DEFERRED FEE PLAN
                           (Effective April 21, 2003)

1.   PURPOSE.

     (a) The purpose of this Citizens First Group Directors' Deferred Fee Plan (the "Plan" or this "Plan") is to further align the interests of the Directors (as defined in Section 2(f) below) with the interests of the stockholders of Citizens First Bancorp, Inc. (the "Corporation"), and to contribute to the growth and profits of the Corporation. In doing so, the Corporation also will be better able to attract and retain highly qualified Directors.

     (b) The Plan will allow Directors to acquire shares of the Corporation's Common Stock through deferral of Fees (as defined in Section 2(i) below) and as a result of the prior deferral of Other Previously Deferred Amounts (as defined in Section 2(l) below), all on the terms and conditions set forth in this Plan.

2. DEFINITIONS. Whenever used in this Plan, the following words and phrases shall have the meanings specified:

     (a) "BANK" means Citizens First Savings Bank, a wholly-owned subsidiary of the Corporation.

     (b) "CHANGE OF CONTROL" means change in control as defined in the Corporation's 2001 Stock-Based Incentive Plan.

     (c) "CODE" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

     (d)   "COMMON STOCK" is the common stock of the Corporation.

     (e) "COMPANY" shall mean the Corporation, the Bank or any entity affiliated with either or both of them from time to time, as identified by the Board of Directors of the Corporation from time to time by resolution of the Board of Directors of the Corporation and by resolution of such entity adopting this Plan.

     (f) "DIRECTOR" means either (i) an individual who is, at any time on or after the Effective Date, a member of any Company's Board of Directors, including an Advisory Board of Directors, or, if a Company is a limited liability company, it means a member of that Company's policy setting management team, in each case who is not also an employee or officer of the Company (each such individual, a "Prospective Non-Employee Director"), or (ii) an individual who is not a Prospective Non-Employee Director, but who is a party to a Prior Agreement (as defined in Section 3 below) (each such individual, a "Former Non-Employee Director").

     (g) "EFFECTIVE DATE" means April 21, 2003, which is the later of the date this Plan is adopted by the Corporation's Board of Directors and the date this Plan is adopted by the Bank's Board of Directors.

     (h) "ELECTION FORM" means the form attached as Exhibit 1, as subsequently amended from time to time by the Committee (as defined in Section 4(a) below).

     (i) "FEES" means the cash value of fees earned by a Director pursuant to the compensation arrangement adopted for Directors by the Board of Directors of the applicable Company.

     (j) "INITIAL SETTLEMENT DATE" means the last business day of the first full calendar quarter after the Trigger Date.

     (k) "NORMAL RETIREMENT DATE" means the age at which the Director must, under the applicable Company's organizational documents, retire. In the absence of such a provision in the applicable organizational documents, it means the last business day of the calendar quarter in which the Director attains age 70.

     (l) "OTHER PREVIOUSLY DEFERRED AMOUNTS" means those amounts other than Fees deferred prior to the Effective Date by Former Non-Employee Directors under their Prior Agreements, in addition to their deferral of Fees.

     (m)   "SHARE UNIT" or "SU" means the equivalent of one share of Common
           Stock.

     (n) "TERMINATION OF SERVICE" means the Director's ceasing to be a member of the applicable Company's Board of Directors or Advisory Board for any reason whatsoever; provided that, for purposes of this Plan, a Director's Termination of Service will be deemed to have occurred upon his or her death if Termination of Service has not occurred prior to such death.

     (o) "TRIGGER DATE" means the date for each Director that is specified as such on such Director's Election Form (meaning, as chosen by the Director, (i) the Director's Termination of Service, (ii) the Director's Normal Retirement Date or (iii) the date specified on the Election Form by the Director not later than the Director's Normal Retirement Date); provided that if the date that is chosen by a Director on his or her Election Form as the Trigger Date is or would be later than the Director's Normal Retirement Date, then the Trigger Date will be the Director's Normal Retirement Date; and provided further that, if the date chosen by a Director to be his or her Trigger Date is specified pursuant to clause (iii) and that specified date is prior to the Director's Termination of Service, then the Trigger Date for such Director will be the earlier of such Director's Termination of Service and such Director's Normal Retirement Date.

3. AMENDMENT AND RESTATEMENT OF PRIOR AGREEMENTS AND REPLACEMENT WITH THIS PLAN; TRANSFER OF PRIOR AGREEMENT STOCK UNITS. This Plan is being adopted to amend and restate all prior agreements and arrangements, whether written or oral, formal or informal, with the Corporation and/or the Bank relating to deferral of fees or any other amounts and those Directors of the Corporation and/or the Bank who are listed on Exhibit 2 (except the Company's Amended and Restated Management Restricted Stock Purchase Plan adopted by the Corporation's Board of Directors on March 27, 2003, which Management Plan will remain in full force and effect in accordance with its terms and will not be amended and restated with this Plan) (all of such prior agreements and arrangements, excluding such Management Plan, the "Prior Agreements" and all of such agreements and arrangements for any such listed Director, excluding such Management Plan, will be referred to together as such Director's "Prior Agreement"), and to replace and substitute this Plan for the Prior Agreements in their entirety. Each Director who is a party to a Prior Agreement is agreeing (or will agree) that, by executing an Acknowledgment and Agreement that includes statements substantially similar to those included in Sections 2 and 3 of the Acknowledgment and Agreement set forth in Exhibit 3, and by adoption of this Plan each of the Corporation and the Bank hereby agrees that, each such Prior Agreement will be amended and restated and superseded by and replaced in its entirety with this Plan, effective upon the Effective Date. At the Effective Date, the number of stock units in the Deferral Account, as defined in the applicable Director's Prior Agreement, for each Director who is a party to a Prior Agreement through and including the Effective Date (the "Prior Agreement Units"), including all stock units relating to all amounts deferred under such Director's Prior Agreement (including Fees and Other Previously Deferred Amounts) on or prior to the Effective Date and all earnings, dividends and similar amounts relating hereto, is as set forth opposite such Director's name on Exhibit 2. At the Effective Date, the Prior Agreement Units for each Director will be transferred to and credited as SUs in such Director's SU Account. All SUs credited to a Director's SU Account pursuant to this Section 3 will be governed by the terms and conditions of this Plan, including Elections (as defined in Section 6(a) below) made under this Plan.

4.   COMPENSATION COMMITTEE.

     (a) The Committee appointed by the Corporation's Board of Directors to administer the Corporation's 2001 Stock-Based Incentive Plan (the "Committee") shall administer this Plan.

     (b) Decisions and determinations as to all matters relating to the Plan shall rest with the Committee.

     (c) Action may be taken by the Committee at a meeting, or by written consent, which action is approved by a majority of the Committee's Members.

     (d) All determinations and decisions of the Committee shall be final, binding and conclusive upon all parties.

5. ELIGIBILITY AND PARTICIPATION. Each Director is eligible to participate in the Plan; provided that the Former Non-Employee Directors will not be eligible to defer additional Fees or any other amounts and will participate in this Plan only with regard to Fees deferred under this Plan prior to the Effective Date and with regard to Other Previously Deferred Amounts. Participation under this Plan for Directors elected or appointed after the Effective Date shall commence upon the filing of an Election Form with the Committee. Participation under this Plan for all other Directors shall commence upon the Effective Date. Unless any Election Form expressly states that it is irrevocable, each Election Form will be revocable and a changed Election Form may be filed; provided that any revocation of any Election Form or any changes on any changed Election Form will be effective only in accordance with the terms and conditions of this Plan, including, without limitation, Sections 6(d) and 11 below.

6.   DEFERRAL ELECTIONS.

     (a)   INITIAL ELECTION. Except as otherwise provided in, and subject to,
           Section 6(c) below, each Director shall make an election under this Plan (each, an "Election") in accordance with the Election Form with respect to (i) the amount of Fees to be deferred under this Plan ("Deferred Fees"); (ii) the form of settlement (i.e., in one "lump sum" or in "installments"); and (iii) the Trigger Date. Elections shall be made by filing a signed Election Form with the Committee.

     (b) NEW DIRECTORS. Newly elected or appointed Directors shall file an Election Form within 30 days of the date of the Director's appointment or election. All Elections shall be effective to defer Fees earned after the date the Election Form is received by the Committee.

     (c) CURRENT AND PRIOR DIRECTORS. Each Prospective Non-Employee Director who currently is a non-employee director of any Company and who is a party to a Prior Agreement shall file an Amended and Restated Election Form within 30 days of the Effective Date. Each other Director who is a party to a Prior Agreement that is being amended and restated by this Plan shall file an Amended and Restated Election Form within 30 days of the Effective Date, but shall not make an election with respect to Deferred Fees or with regard to the deferral of any other amounts and will not elect "lump sum" settlements unless that was the form of settlement elected under his or her Prior Agreement; provided that the Committee may annotate on any such Amended and Restated Election Form the amount of Fees and Other Previously Deferred Amounts deferred by such Director under his or her Prior Agreement.

     (d) ELECTION CHANGES. A Director may file a new Election Form at any time; provided that (i) an election to change the amount of Fees deferred shall not be effective until the subsequent calendar year (and no election to change the amount of Fees deferred or Other Previously Deferred Amounts or election to defer any additional amounts will be permitted to be made by any Former Non-Employee Director) and (ii) elections to change the Trigger Date or the form of benefit settlement (e.g., whether in installments or in a lump sum) shall be filed prior to the Director's Termination of Service, shall be subject to the approval of the Committee and shall not be effective until such approval has been granted (and no Former-Non-Employee Director will be permitted to make any election to change the form of benefit settlement to "lump sum" unless that was the form of settlement elected under his or her Prior Agreement).

7. MAXIMUM SHARES OF COMMON STOCK SUBJECT TO PLAN. The maximum number of shares of Common Stock which may be awarded under this Plan shall be 450,000 shares in the aggregate of Common Stock of the Corporation. If SUs are forfeited or cancelled or repurchased, the number of shares of Common Stock underlying any such SUs shall again become available for awards of SUs under the Plan, unless the Plan shall have been terminated.

8. SU ACCOUNTS; DEFERRED FEES TO BE CREDITED IN SHARE UNITS; DIVIDEND EQUIVALENTS AND DIVIDENDS.

     (a) SU ACCOUNTS; DEFERRED FEES TO BE CREDITED IN SHARE UNITS. The Company shall establish and maintain a Share Unit bookkeeping account ("SU Account") for each Director. Each Director's SU Account will automatically be credited with such Director's Prior Agreement Units, if any, as contemplated by Section 3 above, on the Effective Date. All Deferred Fees shall be deemed earned, and each Director's SU Account will be credited with the number of Share Units contemplated by the next sentence, on the last trading day (the "Quarterly Crediting Date") of each calendar quarter (beginning with the calendar quarter of April 1, 2003 through June 30, 2003) during which any Director performed compensable services (the "Applicable Calendar Quarter") as long as such Director remains a Director on the Quarterly Crediting Date. The number of SUs to be credited in accordance with the preceding sentence to the Director's SU Account with regard to any Applicable Calendar Quarter will be equal to the dollar amount of such Director's Deferred Fees for the Applicable Calendar Quarter, divided by the closing price of the Common Stock on a public exchange or the Nasdaq National Market on the last trading day of the Applicable Calendar Quarter.

     (b) ADJUSTMENTS TO SU ACCOUNTS. A Director's SU Account shall be adjusted to reflect stock splits, stock dividends, mergers, recapitalizations or other events, as determined by the Committee, in its sole discretion, to be equitable from time to time.

     (c) DIVIDEND EQUIVALENTS. On each Quarterly Crediting Date on or prior to the Trigger Date for each Director, the Company shall also credit to such Director's SU Account, in accordance with the next sentence, dividend equivalents with regard to each cash dividend payment date that fell within the Applicable Calendar Quarter, regardless of whether such Director remains a Director on such Quarterly Crediting Date. With regard to each such dividend payment date, the Company will credit to such Director's SU Account a number of SUs equal to the product of the number of SUs in such Director's SU Account on the corresponding record date for the payment of dividends, multiplied by the cash dividends paid to the Corporation's other stockholders for each share of Common Stock on such dividend payment date, divided by the closing price of the Corporation's Common Stock on the date on which the applicable dividend is paid (or, if not a trading day, on the first trading day preceding the date the dividend is paid).

     (d) OTHER DIVIDEND PAYMENTS. On each dividend payment date on which cash dividends are paid to the Corporation's other stockholders and occurring prior to a Director receiving full settlement of the Director's SU Account in accordance with this Plan and the Director's Election Form and as to which the Director will not be credited with dividend equivalents pursuant to Section 8(c), the Corporation will pay to such Director cash on such dividend payment date in an amount equal to the cash dividends paid per share of Common Stock paid to the Corporation's other stockholders on such dividend payment date multiplied by the number of undistributed SUs credited to the Director's SU Account on the corresponding dividend record date.

9.   DISTRIBUTION OF BENEFITS.

     (a) SETTLEMENT OF SUS; ISSUANCE OF CERTIFICATES. Subject to all of the terms and conditions described in this Plan, including Section 9(c) below, each SU shall become distributable in accordance with the next sentence on the Initial Settlement Date and, if SUs are distributable in installments in accordance with the applicable Director's Election Form and this Plan, in such installments thereafter, with each such subsequent installment distributable on the last business day of each calendar quarter beginning in the calendar quarter after the calendar quarter in which the Initial Settlement Date fell until all such installments have been distributed. Except as otherwise provided in
           Section 9(c) below, the Corporation shall issue and deliver to such Director, or shall cause to be issued and delivered to such Director, as soon as practicable following the date or dates on which SUs become distributable pursuant to the preceding sentence, one share of its Common Stock for each such distributable SU credited to such Director's SU Account (with such shares distributed in installments if and to the extent contemplated by such Director's Election Form). The Corporation may require a Director to remit to the Corporation an amount sufficient to satisfy any withholding tax requirement or to deduct from all distributions amounts sufficient to satisfy withholding requirements.

     (b) ACCELERATION. The Committee shall have the authority to accelerate the timing of settlement and distribution of SUs in one or more of the following circumstances:

           (i) In the event that the Director establishes, to the satisfaction of the Committee, severe financial hardship, then the Committee may, in its sole discretion, provide that all or a portion of the SUs credited to a Director's

                SU Account shall immediately be settled and distributed in the form of shares of the Corporation's Common Stock (or in cash to the extent that the limit in Section 9(c) below applies). For purposes of this subparagraph, "severe financial hardship" shall be determined by the Committee, in its sole discretion, in accordance with all applicable laws. The Committee's decision with respect to severe financial hardship and settlement and distribution shall be final, conclusive and not subject to appeal.

          (ii) In the event of a Change in Control, as defined in the Corporation's 2001 Stock-Based Incentive Plan.

     (c) LIMIT ON SHARES TO BE ISSUED PRIOR TO STOCKHOLDER APPROVAL. Unless and until the Plan is approved by the Corporation's stockholders, no shares of Common Stock will be distributed to Directors pursuant to the Plan if and to the extent that the sum of (I) the total number of shares of Common Stock previously distributed to Directors under the Plan plus (II) the total number of shares of Common Stock previously distributed to directors and officers of the Corporation under any other stock option, purchase plan or other arrangement that has not been approved by the Corporation's stockholders (except broadly based plans or arrangements including other employees) exceeds 25,000 shares of Common Stock. Therefore, unless and until this Plan has been approved by the Corporation's stockholders, if the foregoing limit applies, all distributions of SUs beyond such limit will be made in cash, rather than in shares of the Corporation's Common Stock, in an amount equal to the product of the number of SUs to be settled in cash, multiplied by the price(s) per share of the Corporation's Common Stock that was (were) originally used to determine the number of SUs to be awarded to the Director.

10.  RIGHTS AS A STOCKHOLDER; RESTRICTIONS ON TRANSFER.

     (a) A Director shall have no rights of a stockholder of the Corporation with respect to the SUs in a Director's SU Account (although a Director will have the right to receive dividend equivalents and dividends as provided in Sections 8(c) and 8(d) above). In order to prepare for its obligations under the Plan, the Corporation will have the right to, but will not be required to, prepare for its obligations hereunder by issuing Common Stock in the name of the trustee of any grantor trust maintained or established by the Corporation for this purpose (any such trust(s) together, the "Trust"). Any shares of Common Stock deposited in the Trust will be subject to the Corporation's general creditors, including, without limitation, if the Corporation becomes insolvent or has a receiver or a trustee appointed for its assets or becomes involved in a bankruptcy or similar proceeding. Any such Trust and any assets held in such Trust will conform to the terms of the model trust, as described in Rev. Proc. 92-64. In the event the Corporation elects to transfer shares of its Common Stock to the Trust, other than dividend rights, the trustee shall have all the rights of a stockholder of the Corporation, including the right to vote the shares.

     (b) In order to ensure that the awards to Directors of the Prior Agreement Units and the acquisitions by Directors of the shares of Common Stock underlying the Prior Agreement Units are exempt for purposes of
          Section 16(b) of the Securities Exchange Act of 1934, as amended, and Rule 16b-3(d) thereunder, no Director will alienate, assign, transfer, sell or otherwise dispose of any shares of the Common Stock issued to such Director in settlement of the Prior Agreement Units on or prior to the date that is six months after the Effective Date.

11. DEATH. After the death of a Director, the Director's beneficiary or beneficiaries will receive the distributions to which the Director would have otherwise been entitled under this Plan. These distributions will be made by the Corporation to the beneficiary or beneficiaries as promptly as practicable after the time on which the Director would have received the distributions but for his or her death. Each Director may designate on an Election Form filed with the Committee one or more beneficiaries. Except in the case of an Election Form which is expressly stated to be irrevocable, a Director may change his or her designation of beneficiary at any time by re-filing the prescribed form with the Committee. If a beneficiary has not been designated or no designated beneficiary survives the Director, any distributions to be made to the Director's beneficiary pursuant to this Section 11 will be made to the Director's surviving spouse, if still alive or, if not, in equal shares to the then living children of the Director, or, if none, to the Director's estate.

12.  ADMINISTRATION, AMENDMENT AND TERMINATION OF THE PLAN.

     (a) The Committee shall have the power and authority to interpret and administer the Plan. Except as otherwise provided in this Section 12(a), the Board of Directors of the Corporation, on behalf of each Company, may, at any time, alter, amend or terminate the Plan in any manner or for any reason, including to increase the cost of the Plan to the Corporation or any such Company or to alter the allocation of benefits to the Directors. Notwithstanding the foregoing, no alteration, amendment or termination shall be valid or effective (i) if such alteration, amendment or termination would adversely affect the value of any Director's SU Account, whether or not the Director's service with the applicable Company had terminated at the time of the alteration, amendment or termination, unless such Director consents in writing to such alteration, amendment or termination or (ii) if such alteration, amendment or termination would adversely affect any Company or increase the cost to any Company, unless such Company consents to such alteration, amendment or termination. In addition, the Board of Directors of the Corporation will not amend the Plan in any way that violates securities laws or other rules and regulations to which the Corporation, any other Company or the Plan is subject, including rules and regulations of Nasdaq or any exchange on which the Corporation's Common Stock is then traded.

     (b) The Committee is authorized, in its sole discretion, to use the Trust for the purpose of administering and accounting for the liabilities incurred under the Plan; provided, however, that no Director shall be considered to have a beneficial ownership interest (or any other sort of interest) in any specific asset of any

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          Company or any of its subsidiaries or affiliates as a result of the creation of the Trust or the transfer of funds or other property to the Trust.

     (c) It is each Company's intention that this Plan shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, if applicable. All amounts deferred under this Plan shall continue for all purposes to be part of the general funds of the applicable Company, and the Plan shall constitute a mere promise by such Company to make benefit payments in the future. To the extent that any Director acquires the right to receive benefits from any Company under this Plan, such right shall be no greater than the right of any other unsecured general creditor of such Company.

13. NON-ASSIGNABILITY. Except as otherwise determined by the Committee, a Director will not have the right to assign SUs in the Director's SU Account. For purposes of the preceding sentence, an assignment will include any alienation, assignment, transfer, sale or other disposition of any kind or nature, either by voluntary or involuntary assignment or by operation of law, including, but without limitation, garnishment, attachment or other creditor's process. Any purported assignment in violation hereof shall be void.

14. EFFECTIVENESS. This Plan shall become effective on the Effective Date. Adopted by the Board of Directors of the Corporation on this 21st day of April, 2003 and adopted by the Board of Directors of the Bank on this 21st day of April, 2003.


                                 By: /s/ Timothy D. Regan, Secretary
                                     -------------------------------------------
                                     on behalf of: Citizens First Bancorp, Inc.
                                     and Citizens First Savings Bank







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

Exhibits
--------

Exhibit 1 -  Form of Deferral Election and Beneficiary Designation
Exhibit 2 -  Prior Agreements and Number of SUs Transferred to SU Accounts from
             Prior Agreements
Exhibit 3 -  Acknowledgment and Agreement (relating to Prior Agreements)

























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